UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )
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☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

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☐ Soliciting Material Pursuant to § 240.14a-12
BIG 5 SPORTING GOODS CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 14, 2011
PROXY STATEMENT RELATING TO ANNUAL MEETING OF STOCKHOLDERS To Be Held On June 14, 2011
ANNUAL MEETING
PROPOSAL 1
EXECUTIVE AND DIRECTOR COMPENSATION AND RELATED MATTERS
TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EQUITY COMPENSATION PLAN INFORMATION
PROPOSAL 2:
ADVISORY VOTE ON EXECUTIVE COMPENSATION (Item No. 2 on Proxy Card)
PROPOSAL 3:
ADVISORY VOTE ON THE FREQUENCY OF THE VOTE ON EXECUTIVE COMPENSATION (Item No. 3 on Proxy Card)
PROPOSAL 4
AMENDMENT AND RESTATEMENT OF 2007 EQUITY AND PERFORMANCE INCENTIVE PLAN (Item No. 4 on Proxy Card)
PROPOSAL 5
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS (Item No. 5 on Proxy Card)
OTHER MATTERS
STOCKHOLDER PROPOSALS
ANNUAL REPORT ON FORM 10-K

BIG 5 SPORTING GOODS CORPORATION
2525 EAST EL SEGUNDO BOULEVARD
EL SEGUNDO, CALIFORNIA 90245

May 3, 2011

Dear Fellow Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Big 5 Sporting Goods Corporation (the “Company”), to be held at the Ayres Hotel, 14400 Hindry Avenue, Hawthorne, California 90250 on June 14, 2011 at 10:00 a.m. local time and at any adjournments or postponements thereof (the “Annual Meeting”).

At the Annual Meeting, you will be asked to consider and vote upon the following matters:

1.	The election of two Class C directors to the Company’s Board of Directors, each to hold office until the 2014 annual meeting of stockholders (and until each such director’s successor shall have been duly elected and qualified);

2.	An advisory vote on executive compensation;

3.	An advisory vote on the frequency of future advisory votes on executive compensation;

4.	A proposal to amend and restate the Company’s 2007 Equity and Performance Incentive Plan, which would increase the number of shares available for grant thereunder by 1,250,000, extend the term of the plan through April 26, 2021, approve the continuation of the terms of Article X of the plan for purposes of Section 162(m) of the Internal Revenue Code, and implement certain technical updates and enhancements to the plan;

5.	The ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent auditors for fiscal 2011; and

6.	The transaction of such other business as may properly come before the Annual Meeting.

Accompanying this letter is the formal Notice of Annual Meeting, Proxy Statement, Proxy Card relating to the meeting and the Company’s 2010 Annual Report on Form 10-K.

Your vote is very important regardless of how many shares you own. We hope you can attend the annual meeting in person. However, whether or not you plan to attend the annual meeting, we request that you submit your proxy through one of the methods described in the enclosed Proxy Statement. If you attend the annual meeting, you may vote in person if you wish, even though you may have previously returned your Proxy Card.

Sincerely,

Steven G. Miller
Chairman of the Board, President
and Chief Executive Officer

BIG 5 SPORTING GOODS CORPORATION
2525 EAST EL SEGUNDO BOULEVARD
EL SEGUNDO, CALIFORNIA 90245

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 14, 2011

TO THE STOCKHOLDERS OF BIG 5 SPORTING GOODS CORPORATION:

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of Big 5 Sporting Goods Corporation, a Delaware corporation (the “Company”), will be held on June 14, 2011 at 10:00 a.m. local time, at the Ayres Hotel, 14400 Hindry Avenue, Hawthorne, California 90250 and at any adjournments or postponements thereof (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders will be asked to consider and vote upon:

1.	The election of two Class C directors to the Company’s Board of Directors, each to hold office until the 2014 annual meeting of stockholders (and until each such director’s successor shall have been duly elected and qualified);

2.	An advisory vote on executive compensation;

3.	An advisory vote on the frequency of future advisory votes on executive compensation;

4.	A proposal to amend and restate the Company’s 2007 Equity and Performance Incentive Plan, which would increase the number of shares available for grant thereunder by 1,250,000, extend the term of the plan through April 26, 2021, approve the continuation of the terms of Article X of the plan for purposes of Section 162(m) of the Internal Revenue Code, and implement certain technical updates and enhancements to the plan;

5.	The ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent auditors for fiscal 2011; and

6.	The transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only stockholders of record of the Company’s common stock at the close of business on April 26, 2011 are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the principal executive offices of the Company, 2525 East El Segundo Boulevard, El Segundo, California 90245 for at least ten days prior to the meeting and will also be available for inspection at the meeting.

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, TO ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, WE URGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE EITHER (I) THROUGH THE INTERNET, (II) BY TELEPHONE OR (III) BY MARKING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED.

If you plan to attend:

Please note that admission to the meeting will be on a first-come, first-served basis. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport, and proof of ownership of the Company’s common stock as of the record date, such as the enclosed Proxy or a brokerage statement reflecting stock ownership as of the record date.

BY ORDER OF THE BOARD OF DIRECTORS,

Gary S. Meade
Secretary

El Segundo, California
May 3, 2011

BIG 5 SPORTING GOODS CORPORATION
2525 EAST EL SEGUNDO BOULEVARD
EL SEGUNDO, CALIFORNIA 90245

PROXY STATEMENT RELATING TO
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 14, 2011

This Proxy Statement is being furnished to the stockholders of Big 5 Sporting Goods Corporation, a Delaware corporation (the “Company”), in connection with the solicitation of proxies by the Company’s Board of Directors for use at the Annual Meeting of the Company’s stockholders to be held on June 14, 2011 at 10:00 a.m. local time at the Ayres Hotel, 14400 Hindry Avenue, Hawthorne, California 90250, and at any adjournments or postponements thereof (the “Annual Meeting”).

At the Annual Meeting, holders of the Company’s common stock, $0.01 par value per share, will be asked to vote upon: (i) the election of two Class C directors to the Company’s Board of Directors, each to hold office until the 2014 annual meeting of stockholders (and until each such director’s successor shall have been duly elected and qualified); (ii)an advisory vote on executive compensation; (iii) an advisory vote on the frequency of future advisory votes on executive compensation; (iv) a proposal to amend and restate the Company’s 2007 Equity and Performance Incentive Plan, which would increase the number of shares available for grant thereunder by 1,250,000, extend the term of the plan through April 26, 2021, approve the continuation of the terms of Article X of the plan for purposes of Section 162(m) of the Internal Revenue Code, and implement certain technical updates and enhancements to the plan; (v) the ratification of the appointment of Deloitte & Touche LLP to serve as the Company’s independent auditors for fiscal 2011; and (vi) any other business that properly comes before the Annual Meeting.

This Proxy Statement and the accompanying Proxy Card are first being mailed to the Company’s stockholders on or about May 3, 2011. The address of the principal executive offices of the Company is 2525 East El Segundo Boulevard, El Segundo, California 90245.

Important Notice Regarding Availability of Proxy Materials for the 2011 Annual Meeting of Stockholders to be Held on June 14, 2011.

The Notice of Annual Meeting and Proxy Statement, and the Annual Report to Shareholders, are available to stockholders at http://www.edocumentview.com/BGFV.

ANNUAL MEETING

Record Date; Outstanding Shares; Quorum

Only holders of record of the Company’s common stock at the close of business on April 26, 2011 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 21,984,070 shares of common stock outstanding and entitled to vote, held of record by 286 stockholders. A majority, or 10,992,036 of these shares, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Each of the Company’s stockholders is entitled to one vote, in person or by proxy, for each share of common stock standing in such stockholder’s name on the books of the Company as of the Record Date on any matter submitted to the stockholders.

Methods of Voting; Revocability

By Internet or Telephone

If you hold Company shares directly in your name as a stockholder of record, you may vote electronically via the Internet at www.envisionreports.com/BGFV, or by telephone by calling 1-800-652-VOTE (8683). Votes submitted via the Internet or by telephone must be received by 1:00 a.m. (Central time) on June 14, 2011.

If you hold Company shares in street name through a broker or other nominee, you may vote electronically via the Internet or by telephone by following the voting instructions on the enclosed Proxy Card .

By Mail

If you hold Company shares directly in your name as a stockholder of record, you may vote by mail by marking, signing and dating your Proxy Card and returning it using the pre-paid return envelope provided. The Company must receive your Proxy Card no later than close of business on June 13, 2011.

If you hold Company shares in street name through a broker or other nominee, you may vote by mail by marking, signing and dating your Proxy Card and returning it using the pre-paid return envelope provided by the deadline shown on your Proxy Card.

In Person

If you hold Company shares directly in your name as a stockholder of record, you may vote in person at the Annual Meeting. Stockholders of record also may be represented by another person at the Annual Meeting by executing a proper proxy designating that person.

If you hold Company shares in street name through a broker or other nominee, you must obtain a legal proxy from that institution and present it to the inspector of elections with your ballot to be able to vote in person at the Annual Meeting.

When a stockholder submits a proxy via the Internet or by telephone, his or her proxy is recorded immediately. The Company encourages its stockholders to submit their proxies using these methods whenever possible. If you submit a proxy via the Internet or by telephone, please do not return your Proxy Card by mail. If you attend the Annual Meeting, you may also submit your vote in person. Any votes that you previously submitted — whether via the Internet, by telephone or by mail — will be superseded by the vote that you cast at the Annual Meeting.

Your vote is important. Accordingly, please submit your proxy via the Internet, by telephone or by mail, whether or not you plan to attend the Annual Meeting in person.

Stockholders are requested to submit their proxies through one of the above methods. All properly submitted proxies will be voted in accordance with the instructions indicated. If you are a registered holder and you submit your proxy but do not specify how the shares represented thereby are to be voted, your shares will be voted (i) “FOR” the election of each director nominee listed on the Proxy Card, (ii) “FOR” the approval of Proposal 2 regarding the compensation of our Named Executive Officers, (iii) in favor of conducting future advisory votes on executive compensation annually (i.e., every “ONE YEAR”), (iv) “FOR” the approval of Proposal 4 regarding the proposed amendment and restatement of our 2007 Equity and Performance Incentive Plan, and (v) “FOR” the ratification of the appointment of Deloitte & Touche LLP as independent auditors for fiscal 2011. The Company’s Board of Directors does not presently intend to bring any business before the Annual Meeting other than that referred to in this Proxy Statement and specified in the Notice of the Annual Meeting. By signing the Proxy Cards, stockholders confer discretionary authority on the proxies (who are persons designated by the Board of Directors) to vote all shares covered by the Proxy Cards in their discretion on any other matter that may properly come before the Annual Meeting, including any motion made for adjournment of the Annual Meeting.

Revocability of Proxies; Changing Your Vote

Any stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by (i) delivering a written revocation notice to the Secretary of Big 5 Sporting Goods Corporation, 2525 East El Segundo Boulevard, El Segundo, California 90245, (ii) submitting a valid, timely, later-dated proxy by mail, telephone or Internet or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy). Any notice of revocation sent to the Company must include the stockholder’s name and be received by the Company prior to the close of business on June 13, 2011.

Votes Required

For Proposal 1, elections of directors are determined by a plurality of shares of common stock represented in person or by proxy and voting at the Annual Meeting.

For Proposal 2, our stockholders will have an advisory vote on executive compensation as described in this Proxy Statement (commonly referred to as “Say-on-Pay”). Because the vote is advisory, it will not be binding upon our Board of Directors. However, the Board of Directors and the Compensation Committee will consider the result of the vote when making future decisions regarding our executive compensation policies and practices. The affirmative nonbinding advisory vote of a majority of the votes cast, affirmatively or negatively, with respect to Proposal 2 at the Annual Meeting will be the requisite vote to adopt the resolution and approve the compensation of our Named Executive Officers as such compensation is disclosed in this Proxy Statement.

For Proposal 3, our stockholders will have an advisory vote on the frequency of future advisory votes on executive compensation. Stockholders may vote for such advisory votes to occur every one, two or three years, or may abstain from voting. The vote is advisory and therefore not binding on our Board of Directors; however, the Board of Directors and the Compensation Committee will consider the result of the vote in determining the frequency of future advisory votes on executive compensation. Because there are multiple choices and this proposal is a nonbinding advisory vote, there is no minimum requisite vote to approve a certain frequency of future Say-on-Pay proposals. Accordingly, subject to the right of our Board of Directors to decide that it is in the best interests of the Company and its stockholders to hold a nonbinding advisory vote more or less frequently than the option selected by our stockholders, Proposal 3 will be determined by a plurality of the votes represented in person or by proxy and voting at the Annual Meeting.

For Proposal 4, under Nasdaq rules, affirmative votes representing a majority of the votes cast at the Annual Meeting with respect to Proposal 4, whether “For”, “Against” or “Abstain,” will be required to approve the amendment and restatement of our 2007 Equity and Performance Incentive Plan.

For Proposal 5, affirmative votes representing a majority of the votes cast, affirmatively or negatively, with respect to Proposal 5 at the Annual Meeting will be required to ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for its 2011 fiscal year.

Broker Non-Votes; Withheld Votes; Abstentions

The term broker non-vote refers to shares held by a brokerage firm or other nominee (for the benefit of its client) that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary authority to vote on that proposal. The election of directors, the advisory vote on executive compensation, the advisory vote on the frequency of future advisory votes on executive compensation, and the vote regarding the amendment of our 2007 Equity and Performance Incentive Plan are not matters on which a broker or other nominee has discretionary authority to vote, and therefore there may be broker non-votes on Proposals 1, 2, 3 and 4. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for fiscal 2011 is a matter considered routine under applicable rules, and, accordingly, we do not expect to receive broker non-votes with respect to Proposal 5.

If an executed proxy is returned by a broker holding shares in street name that indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum on all matters, but will not be considered to be votes cast with respect to such matters as to which the broker does not have discretionary authority.

With respect to the election of directors, a stockholder may withhold such stockholder’s vote. In addition, a stockholder may vote to “abstain” with respect to any of Proposals 2, 3, 4 or 5 or on any other proposals which may properly come before the Annual Meeting.

Because Proposal 1 (election of directors) and Proposal 3 (advisory vote regarding the frequency of future advisory votes on executive compensation) are to be determined by a plurality of votes represented in person or by proxy and voting at the Annual Meeting, broker non-votes, withheld votes and abstentions will have no effect on the outcome of these proposals.

Because Proposals 2 and 5 require affirmative votes of the majority of the votes cast, affirmatively or negatively, on such proposals at the Annual Meeting, broker non-votes and abstentions with respect to each such proposal will have no effect on the outcome of those votes.

Because Proposal 4 requires affirmative votes representing a majority of the votes cast (including abstentions), abstentions with respect to Proposal 4 will have the same effect as a vote against such proposal. Broker non-votes will have no effect on the outcome of Proposal 4.

Solicitation of Proxies and Expenses

This proxy solicitation is made by the Company, and the Company will bear the cost of the solicitation of proxies from its stockholders. The directors, officers and employees of the Company may solicit proxies by mail, telephone, telegram, letter, facsimile, via the Internet or in person. Following the original mailing of the proxies and other soliciting materials, the Company will request that brokers, custodians, nominees and other record holders forward copies of the Proxy Statement and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies. In such cases, the Company will reimburse such record holders for their reasonable expenses.

PROPOSAL 1

ELECTION OF DIRECTORS
(Item No. 1 on Proxy Card)

General

The Board of Directors consists of three classes, consisting of Class A directors, Class B directors and Class C directors. The current terms of office of the Class A directors, Class B directors and Class C directors expire in the year 2012 (Class A), the year 2013 (Class B) and the year 2011 (Class C). The terms of the Class C directors elected at the Annual Meeting will expire in 2014. Directors are elected to three-year terms. Each director holds office until such director’s successor is duly elected and qualified. At each annual meeting of stockholders, directors elected to succeed those directors whose terms then expire will be elected for a term of office expiring at the third succeeding annual meeting of stockholders of the Company after their election, with each director to hold office until his or her successor shall have been duly elected and qualified.

Only members of Class C, Ms. Jennifer H. Dunbar and Mr. Steven G. Miller, are nominees for election to the Board of Directors at the Annual Meeting. Each Class C director elected will hold office until the 2014 annual meeting of stockholders (and until such director’s successor shall have been duly elected and qualified). Both of the nominees currently serve on the Board of Directors of the Company.

Each proxy received will be voted for the election of the nominees named below, unless the stockholder signing such proxy withholds authority to vote for one or more of these nominees in the manner described in the proxy. Although it is not contemplated that any nominee named below will decline or be unable to serve as a director, in the event any nominee declines or is unable to serve as a director, the proxies will be voted by the proxy holders as directed by the Board of Directors. Broker non-votes in the election of directors will not be counted as voting at the meeting and therefore will not have an effect on the election of the nominees listed below. Withheld votes will also have no effect on the election of the nominees.

Required Vote

The two nominees receiving the highest number of votes from holders of shares of common stock represented and voting at the Annual Meeting will be elected to the Board of Directors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES.

Except as set forth below, there are no family relationships between any director, nominee or executive officer and any other director, nominee or executive officer of the Company. Except as disclosed under “Executive and Director Compensation and Related Matters — Employment Agreements and Change in Control Provisions,” there are no arrangements or understandings between any director, nominee or executive officer and any other person pursuant to which such person has been or will be selected as a director and/or executive officer of the Company (other than arrangements or understandings with any such director, nominee and/or executive officer acting in such person’s capacity as such).

The Board of Directors

The following table lists the current members of the board, their age, and information regarding their class and committee membership:

Name	Age	Class	Expiration of Current Term

Jennifer H. Dunbar*(a)(b)(c)	48	C	2011
Steven G. Miller*	59	C	2011
G. Michael Brown(b)	58	A	2012
David R. Jessick(a)(b)(c)	57	A	2012
Sandra N. Bane(a)(b)(c)	58	B	2013
Michael D. Miller	61	B	2013

*	Nominee for Reelection at the Annual Meeting

(a)	Member of the Audit Committee

(b)	Member of the Compensation Committee

(c)	Member of the Nominating Committee

Directors Whose Terms Will Expire in 2011 and are Nominees for Reelection at the Annual Meeting (Class C Directors)

Jennifer H. Dunbar has served as a director since February 2004.  Since March 2005, Ms. Dunbar has served as Principal, Co-Founder and Managing Director of Dunbar Partners, LLC, an investment and advisory services firm. From 1994 to 1998, Ms. Dunbar was a partner with Leonard Green & Partners, L.P., a private equity firm, which she joined in 1989. Ms. Dunbar began her career as a financial analyst in the Mergers and Acquisitions Department of Morgan Stanley in 1985. Ms. Dunbar is also a member of the board of directors of PS Business Parks, Inc., a real estate investment trust, where she serves on the audit and compensation committees. She was formerly a member of the board of directors of 99 Cents Only Stores from 2007 to 2008. Age: 48.

Ms. Dunbar has extensive financial expertise, knowledge of investment banking and experience in investments and mergers and acquisitions, which is essential to our Board of Directors. Her experience as a member of several public company boards, including five companies in the retail sector, and as a member of a number of public company board committees, including six audit committees, is also extremely valuable to our Board.

Steven G. Miller has served as Chairman of the Board, Chief Executive Officer and President since 2002, 2000 and 1992, respectively. Steven G. Miller has also served as a director since 1992. In addition, Steven G. Miller served as Chief Operating Officer from 1992 to 2000 and as Executive Vice President, Administration from 1988 to 1992. Steven G. Miller is Michael D. Miller’s brother. Age: 59.

Mr. Miller has over forty years of experience at almost every level of the Company, which makes him well positioned to provide essential insight from an inside perspective of the day-to-day operations of the Company. His comprehensive knowledge of the Company’s business and the retail sporting goods industry are invaluable to our Board of Directors.

Directors Whose Terms Will Expire in 2012 (Class A Directors)

G. Michael Brown has served as a director since 2002. Mr. Brown has been a senior litigation partner with the law firm Musick, Peeler & Garrett LLP since 2001. Prior to that, Mr. Brown was a partner at the law firm Berger, Kahn, Shafton, Moss, Figler, Simon & Gladstone from 1996 to 2001. Mr. Brown also served as Vice President of Legal Affairs for Thrifty Corporation, a retail drug store company which was the parent company of Big 5 Sporting Goods until 1992. Age: 58.

Mr. Brown has over thirty years of legal experience, including expertise in labor and employment matters. His legal practice includes preventative counseling and assisting in the formulation of human resource policies and procedures for a number of publicly traded companies in the western United States. Mr. Brown’s experience with the legal and operational issues of publicly traded companies, including over twenty years of involvement in such issues for Big 5 Sporting Goods, is extremely valuable to the Company’s Board of Directors.

David R. Jessick has served as a director since 2006. Mr. Jessick served as consultant to the chief executive and senior financial staff at Rite Aid Corp. from June 2002 to February 2005. Mr. Jessick served as Rite Aid’s Senior Executive Vice President and Chief Administrative Officer from 1999 to 2002. Prior to joining Rite Aid, from 1997 to 1999, Mr. Jessick was the Chief Financial Officer for Fred Meyer, Inc., where he also served as Executive Vice President, Finance and Investor Relations. From 1979 to 1996, he held various financial positions, including Senior Executive Vice President and Chief Financial Officer, with Thrifty Payless, Inc. and Payless Drugstores Northwest, Inc. Mr. Jessick began his career as a certified public accountant with Peat, Marwick, Mitchell & Co. Mr. Jessick is also a member of the board of directors of Dollar Financial Corp., a financial services company, and Rite Aid Corp., a retail drug store company, and serves on the audit committee of both companies. He was formerly a member of the board of directors of Pathmark Stores Inc., where he served as board chairman, from 2005 to 2007, Pinnacle Foods Corp. from 2004 to 2007 and Source Interlink Companies Inc. from 2005 to 2009. Age: 57.

Mr. Jessick has more than thirty years experience as a corporate financial executive and chief financial officer of publicly traded companies in the retail sector. He has been a member of several public company boards, including three companies in the retail sector, served as chairman of the board of a publicly traded company in the retail sector, and served on a number of public company board committees, including three audit committees. Mr. Jessick’s extensive experience with the financial and operational issues of publicly traded companies, especially those in the retail sector, is invaluable to our Board of Directors.

Directors Whose Terms Will Expire in 2013 (Class B Directors)

Sandra N. Bane has served as a director since 2002. Ms. Bane was an audit partner with KPMG LLP from 1985 until her retirement in 1998 after 23 years as an accountant in the audit practice of the firm. While at KPMG, Ms. Bane headed the Western region’s Merchandising practice for the firm, helped establish the Employee Benefits audit specialist program and was partner in charge of the Western region’s Human Resource department for two years. Ms. Bane is also a member of the board of directors of AGL Resources Inc., an energy services holding company, where she serves on the audit and compensation committee, and Transamerica Asset Management Group, a mutual fund company, where she serves on the audit committee. She was formerly a director of PETCO Animal Supplies, Inc. from 2004 to 2006. Additionally, Ms. Bane serves as a member of the board for several nonprofit institutions in her community. She is also a member of the AICPA and the California Society of Certified Public Accountants. Age: 58.

Ms. Bane brings many years of experience as an audit partner with KPMG with extensive financial accounting knowledge that is critical to our Board of Directors. Ms. Bane’s experience with accounting principles, financial reporting rules and regulations, evaluating financial results and generally overseeing the financial reporting process of large public companies from an independent auditor’s perspective and as a board member and audit committee member of other public companies makes her an invaluable asset to our Board of Directors.

Michael D. Miller, Ph.D. has served as a director since 1997. Dr. Miller is a mathematical consultant at The RAND Corporation, an independent nonprofit research and analysis organization. He retired from The RAND Corporation as a senior mathematician in 2002 after 25 years with the organization. Dr. Miller has also taught mathematics at the University of California, Los Angeles since 1973. Dr. Miller is Steven G. Miller’s brother. Age: 61.

Dr. Miller’s extensive experience advising numerous governmental agencies while at The RAND Corporation and his many years of service as a board member of the Company provide strategic expertise and an important perspective that are vital to our Board of Directors.

Board Meetings, Board Committees and Board Structure

The Board of Directors of the Company held four meetings during the fiscal year ended January 2, 2011 and acted by unanimous written consent on three occasions. During the fiscal year ended January 2, 2011, each incumbent director of the Company attended at least 75% of the aggregate of (i) the total number of meetings of the

Board of Directors, and (ii) the total number of meetings of the committees on which such director served (in each case, during the periods that such director served). It is the policy of the Board of Directors that directors who are nominees for election to the Board of Directors at the Company’s annual meeting of stockholders should attend such annual meeting, except in the case of extenuating or exceptional circumstances. Michael D. Miller and Steven G. Miller attended the Company’s 2010 annual meeting of stockholders.

Each director holds office until such director’s successor is duly elected and qualified. It is the policy of the Board of Directors that a majority of the Board of Directors shall be “independent” as that term is defined in Marketplace Rule 4200(a)(15) of the Nasdaq Stock Market’s listing standards. The Board of Directors has determined that Sandra N. Bane, G. Michael Brown, Jennifer H. Dunbar and David R. Jessick, each of whom is a current member of the Board of Directors, are independent.

Executive Sessions of Independent Directors

To promote open discussion among the independent directors, the independent directors meet in executive session at least two times per year, either before or after regularly-scheduled board meetings. The Chair of the Audit Committee presides at these executive sessions. Any independent director may request that an executive session of the independent members of the Board of Directors be scheduled. Following such meetings, the Chair of the Audit Committee (or another designated director) will discuss with the Chairman of the Board and Chief Executive Officer, to the extent appropriate, matters emanating from the executive sessions. The independent directors met twice during the fiscal year ended January 2, 2011.

Audit Committee

The Board of Directors has a standing Audit Committee, separately-designated and established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which currently consists of Sandra N. Bane, Jennifer H. Dunbar and David R. Jessick. The Audit Committee has been chaired by Mr. Jessick since April 2008. The Board of Directors has determined that each of the members of the Audit Committee is “independent” as that term is defined in Marketplace Rule 4200(a)(15) of the Nasdaq Stock Market’s listing standards and meets the additional audit committee independence requirements set forth in Marketplace Rule 4350(d)(2) of the Nasdaq Stock Market’s listing standards. The Board of Directors has determined that Mr. Jessick and Ms. Bane each qualifies as an “audit committee financial expert” as defined in the rules of the Securities and Exchange Commission.

On February 10, 2004, the Board of Directors adopted an amended and restated written charter for the Audit Committee to comply with the requirements of the Sarbanes-Oxley Act of 2002, as well as the requirements of the Securities and Exchange Commission and the Nasdaq Stock Market.

Among other things, the functions of the Audit Committee are to:

•	be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

•	pre-approve all audit and permissible non-audit services to be performed for the Company by its registered public accounting firm in accordance with the provisions of Section 10A(i) of the Exchange Act;

•	establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

•	review and discuss with the Company’s management and independent auditors the Company’s audited financial statements, including the adequacy and effectiveness of the Company’s internal accounting controls;

•	discuss with the Company’s management and independent auditors any significant changes to the Company’s accounting principles;

•	review the independence and performance of the Company’s independent auditors; and

•	review from time to time and make recommendations with respect to the Company’s policies relating to management conduct and oversee procedures and practices to ensure compliance with such policies.

The charter for the Audit Committee can be found on the Company’s website at www.big5sportinggoods.com. To locate the charter, go to the “Investor Relations” section of the website and click on “Corporate Governance.”

The Audit Committee held four meetings during the fiscal year ended January 2, 2011, and acted once by unanimous written consent.

Compensation Committee

The Board of Directors has a standing Compensation Committee, which is chaired by G. Michael Brown and currently consists of Mr. Brown, Sandra N. Bane, Jennifer H. Dunbar and David R. Jessick. Each of the members of the Compensation Committee is “independent” within the meaning of Marketplace Rule 4200(a)(15) of the Nasdaq Stock Market’s listing standards. Ms. Bane, Ms. Dunbar and Mr. Jessick each is a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act, and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code. Mr. Brown is a partner at the law firm of Musick, Peeler & Garrett LLP, which from time to time is retained by the Company to handle various litigation matters, and for this reason is not a “non-employee director” or an “outside director”. Among other things, the function of the Compensation Committee is to review and determine the compensation and benefits of the Company’s executive officers and to administer the Company’s 2007 Equity and Performance Incentive Plan. Grants of stock options and restricted stock under the plan to, and compensation for, executive officers are approved by Ms. Bane, Ms. Dunbar and Mr. Jessick, with Mr. Brown either recusing himself or abstaining. The Compensation Committee held four meetings during the fiscal year ended January 2, 2011.

The Compensation Committee may, to the extent permitted by applicable laws and regulations, form and delegate any of its responsibilities to a subcommittee so long as such subcommittee consists of at least two members of the Compensation Committee. The Compensation Committee has not formed any such subcommittees to date. In carrying out its purposes and responsibilities, the Compensation Committee has authority to retain outside counsel or other experts or consultants, as it deems appropriate. The Compensation Committee has not historically used outside consultants in making compensation determinations, other than in designing the 2007 Equity and Performance Incentive Plan (the “2007 Plan”) and designing the amendment and restatement of the 2007 Plan that is the subject of Proposal 4 herein. The Compensation Committee periodically receives and considers, to the extent it considers appropriate, recommendations from our Chief Executive Officer, Mr. Steven G. Miller, in connection with its compensation decisions.

The charter for the Compensation Committee can be found on the Company’s website at www.big5sportinggoods.com. To locate the charter, go to the “Investor Relations” section of the website and click on “Corporate Governance.”

Nominating Committee

The Board of Directors has a standing Nominating Committee, which is chaired by Jennifer H. Dunbar and currently consists of Ms. Dunbar, Sandra N. Bane and David R. Jessick. Each of the members of the Nominating Committee is “independent” within the meaning of Marketplace Rule 4200(a)(15) of the Nasdaq Stock Market’s listing standards. Among other things, the function of the Nominating Committee is to identify, screen, review and recommend to the Board of Directors individuals qualified to be nominated for election to the Board and to fill vacancies or newly created positions on the Board consistent with criteria approved by the Board, as well as to recommend to the Board directors to serve on each Board committee. The Nominating Committee held two meetings during the fiscal year ended January 2, 2011.

Director Qualifications and Nominations Process

It is the policy of the Board of Directors that, in addition to being approved by a majority of the Board of Directors, each nominee must first be recommended by the Nominating Committee.

The policy of the Nominating Committee is to recommend and encourage the selection of directors who have achieved success in their personal fields and who demonstrate integrity and high personal and professional ethics, sound business judgment and willingness to devote the requisite time to their duties as director, and who will contribute to the overall corporate goals of the Company. Candidates are evaluated and selected based on their individual merit, as well as in the context of the needs of the Board of Directors as a whole. In evaluating the suitability of individual candidates for election or re-election to the Board of Directors, the Nominating Committee and the Board of Directors take into account many factors, including understanding of the retail sporting goods industry, sales and marketing, finance and other elements relevant to the Company’s business, educational and professional background, age, and past performance as a director. The Nominating Committee and the Board of Directors evaluate each individual in the context of the composition and needs of the Board of Directors as a whole, including the independence requirements imposed by the Nasdaq Stock Market and the Securities and Exchange Commission, with the objective of recommending a group that can best perpetuate and build on the success of the business and represent stockholder interests. The Nominating Committee strives to compose the Board of Directors to be a collection of individuals with a variety of complementary skills who, as a group, possess the appropriate skills and experience to oversee the Company’s business. Accordingly, although diversity may be a consideration in the nominations process, the Nominating Committee and the Board of Directors do not have a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director for re-election, the Nominating Committee and the Board of Directors also consider the director’s past attendance at, and participation in, meetings of the Board of Directors and its committees and contributions to its activities. In the event of a potential or actual vacancy, the Nominating Committee and the Board of Directors will use the Board’s network of contacts to identify potential candidates, but may also engage, if they deem appropriate, a professional search firm.

The charter for the Nominating Committee can be found on the Company’s website at www.big5sportinggoods.com. To locate the charter, go to the “Investor Relations” section of the website and click on “Corporate Governance.”

Stockholders who have beneficially owned more than five percent of the Company’s then-outstanding shares of common stock for a period of at least one year as of the date of making the proposal may propose candidates for consideration by the Nominating Committee and the Board of Directors by submitting the names and supporting information to: Big 5 Sporting Goods Corporation, Attention: Secretary, 2525 East El Segundo Blvd, El Segundo, CA 90245-4632. A stockholder recommendation for nomination must be submitted in accordance with the Company’s Amended and Restated Bylaws and must contain the following information about the proposed nominee, as well as documentary support that the stockholder satisfies the requisite stock ownership threshold and holding period: name, age, business and residence addresses, principal occupation or employment, the number of shares of the Company’s common stock held by the nominee, a resume of his or her business and educational background, the information that would be required under the Securities and Exchange Commission’s rules in a proxy statement soliciting proxies for the election of such nominee as a director, and a signed consent of the nominee to serve as a director, if nominated and elected. Neither the Nominating Committee nor the Board of Directors intends to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether the candidate was recommended by a stockholder.

Board Leadership Structure

Steven G. Miller serves as both the Chief Executive Officer and the Chairman of the Board. Given Mr. Miller’s long standing association with the Company, and his extensive knowledge of and experience with the retail sporting goods industry, the Board of Directors believes that Mr. Miller’s service as both Chairman of the Board and Chief Executive Officer is in the best interest of the Company and its stockholders. The Board believes that Mr. Miller’s extensive experience provides him with detailed and in-depth knowledge of the Company’s business and industry and the issues facing the Company, and that he is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters.

The Board believes that his combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s stockholders, employees, vendors and customers.

Although the Board of Directors believes that the combination of the Chairman and Chief Executive Officer roles is appropriate in the current circumstances, it has not established this approach as a formal policy.

Risk Oversight

Company management is responsible for assessing and managing risk, subject to oversight by the Board of Directors. The Board satisfies this responsibility through reports by each committee chair regarding such committee’s considerations and actions, as well as through regular reports directly from the officers responsible for oversight of risks within the Company. As part of this process, the Board and management actively engage in discussions of potential and perceived risks to the business. The Board regularly meets with the chief executive officer, the chief financial officer and the general counsel, as well as other Company executives as appropriate, in the Board’s consideration of matters submitted for board approval and risks associated with such matters.

The Board is assisted in its oversight responsibilities by the standing Board committees, which have assigned areas of oversight responsibilities for various matters as described in the committee charters. For example, the Audit Committee assists the Board’s oversight of the integrity of the Company’s financial statements, the qualifications and independence of the Company’s independent registered public accounting firm, and the performance of the Company’s internal audit function and independent registered public accounting firm. In carrying out this responsibility, the Audit Committee works closely with management, including the Manager of Internal Audit. The Audit Committee meets at least quarterly with members of management, including the Manager of Internal Audit, and, among other things, receives an update on management’s assessment of risk exposures (including risks related to liquidity, credit, and operations, among others).

The Compensation Committee oversees the compensation of the Company’s chief executive officer and other executive officers and evaluates the appropriate compensation incentives to motivate senior management to grow long-term stockholder returns without undue risk taking. Because the Company’s incentive compensation is primarily based upon overall Company performance and is not tied to the individual employee achieving any specific target metrics, the Company believes there is little motivation or opportunity for employees to take undue risks to achieve incentive compensation awards. In addition, all equity awards to employees vest over several years, which helps to align employee’s focus on long-term results. Accordingly, the Company does not believe that risks relating to its compensation policies and practices are reasonably likely to have a material adverse effect on the Company.

Audit Committee Report

The Company’s management has primary responsibility for the Company’s financial statements and overall reporting process, including the Company’s system of internal control over financial reporting and assessing the effectiveness of internal control over financial reporting. The Company’s independent registered public accounting firm audits the annual financial statements prepared by management, expresses an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States and discusses with the Audit Committee any issues that the independent registered public accounting firm believes should be brought to its attention. The Audit Committee oversees and monitors the Company’s financial reporting process and the quality of its internal and external audit process.

The Audit Committee has reviewed the Company’s audited financial statements for the fiscal year ended January 2, 2011 and the notes thereto and discussed such financial statements with management and Deloitte & Touche LLP, the Company’s independent registered public accounting firm, acting as the Company’s independent auditors. Management has represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States.

The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (as amended), which includes, among other items, the independent auditors’ responsibilities, any significant issues arising during the audit and any other matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee also discussed with Deloitte & Touche LLP such other matters as are required to be discussed by other standards of the Public Company Accounting Oversight Board (United States), rules of the Securities and Exchange Commission and other applicable regulations.

The Audit Committee has received the written disclosures and correspondence from Deloitte & Touche LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte & Touche LLP’s communications with the Audit Committee concerning independence, and has discussed with Deloitte & Touche LLP its independence from the Company.

The Audit Committee also reviewed management’s report on its assessment of the effectiveness of the Company’s internal control over financial reporting and the independent registered public accounting firm’s report on the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets at least quarterly with the independent registered public accounting firm, with and without management present, to discuss the results of its review or examination, its evaluation of the Company’s internal control, including internal control over financial reporting, and the overall quality of the Company’s financial reporting.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements and management’s assessment of effectiveness of the Company’s internal control over financial reporting be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 2, 2011 for filing with the Securities and Exchange Commission.

SUBMITTED BY AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

David R. Jessick (Chair)
Sandra N. Bane
Jennifer H. Dunbar

April 26, 2011

No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

Stockholder Communications with the Board of Directors

Stockholders may send communications about matters of general interest to the stockholders of the Company to the Board of Directors, the Chairman of the Board, the Chair of the Audit Committee, the Chair of the Compensation Committee or the Chair of the Nominating Committee at the following address: Big 5 Sporting Goods Corporation, Attention: Secretary, 2525 East El Segundo Blvd, El Segundo, CA 90245-4632. The Secretary will compile these communications and periodically deliver them to the Chairman of the Board or, where applicable, to the Chair of the committee to which such communication was addressed, unless otherwise specifically addressed. Communications relating to accounting, internal controls over financial reporting or auditing matters will be referred to the Chair of the Audit Committee. The Chairman of the Board or, where applicable, the Chair of the committee to which such communication was addressed, will determine in his or her discretion which communications will be relayed to other board or committee members.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to all of the Company’s employees, including the Company’s senior financial and executive officers, as well as the Company’s directors. The Company will disclose any waivers of, or amendments to, any provision of the Code of Business Conduct and Ethics that applies to the Company’s directors and senior financial and executive officers on the Company’s website, www.big5sportinggoods.com.

Compensation Committee Interlocks and Insider Participation

For the fiscal year ended January 2, 2011, the Compensation Committee consisted of G. Michael Brown, as Chair, Sandra N. Bane and Jennifer H. Dunbar, as well as David R. Jessick who was appointed to the Compensation Committee effective June 9, 2010. None of these individuals is or has been an officer or employee of the Company or any of its subsidiaries. Ms. Bane, Ms. Dunbar and Mr. Jessick do not have any relationship requiring disclosure under any paragraph of Item 404 of Regulation S-K. Mr. Brown is a partner at the law firm of Musick, Peeler & Garrett LLP. From time to time, the Company retains Musick, Peeler & Garrett LLP to handle various litigation matters.

No interlocking relationship existed between the Board of Directors or the Compensation Committee of the Company and the board of directors or compensation committee of any other company.

Compensation Committee Report

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis with the Company’s management and, based on our review and discussions, we recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS

G. Michael Brown (Chair)
Sandra N. Bane
Jennifer H. Dunbar
David R. Jessick

April 25, 2011

No portion of this Compensation Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed to be filed under either the Securities Act or the Exchange Act.

Executive Officers

The following section sets forth certain information with respect to the Company’s current executive officers (other than Steven G. Miller, whose information is set forth above under “— Directors Whose Terms Will Expire in 2011 and are Nominees for Reelection at the Annual Meeting (Class C Directors)”). Executive officers serve at the discretion of the Board of Directors, subject to rights, if any, under contracts of employment. See “Executive and Director Compensation and Related Matters — Employment Agreements and Change in Control Provisions.”

Name	Age	Position with the Company

Steven G. Miller	59	Chairman of the Board of Directors, Chief Executive Officer and President
Richard A. Johnson	65	Executive Vice President
Barry D. Emerson	53	Senior Vice President, Chief Financial Officer and Treasurer
Jeffrey L. Fraley	54	Senior Vice President, Human Resources
Gary S. Meade	64	Senior Vice President, General Counsel and Secretary
Thomas J. Schlauch	66	Senior Vice President, Buying
Shane O. Starr	53	Senior Vice President, Operations

Richard A. Johnson was named Executive Vice President in March 2007. Prior to that, he served as Senior Vice President, Store Operations since 1992. Prior to that, Mr. Johnson was Vice President, Store Operations since 1982. Age: 65.

Barry D. Emerson has served as Chief Financial Officer and Treasurer since October 2005 and as Senior Vice President since September 2005. Prior to joining the Company, Mr. Emerson was employed by U.S. Auto Parts Network, Inc., an ecommerce distributor of aftermarket auto parts in the United States, where he served as Vice President, Treasurer and Chief Financial Officer during 2005. Prior to that, Mr. Emerson served as Vice President, Treasurer and Chief Financial Officer of Elite Information Group, Inc., a software product and services company, from 1999 through 2004. Age: 53.

Jeffrey L. Fraley has served as Senior Vice President, Human Resources since July 2001. Prior to that, Mr. Fraley served as Vice President, Human Resources from 1992 to 2001. Age: 54.

Gary S. Meade has served as Senior Vice President since July 2001 and General Counsel and Secretary since 1997. Mr. Meade also served as Vice President from 1997 to 2001. Prior to joining the Company, Mr. Meade was employed by Thrifty Payless, Inc., a retail drug store company, where he served as Vice President, Legal Affairs and Secretary from 1994 through 1996, and by Thrifty Corporation, a retail drug store company which was the parent company of Big 5 Sporting Goods until 1992, where he served as Vice President, Legal Affairs and Secretary from 1992 through 1994 and Vice President, Legal Affairs from 1979 through 1992. Age: 64.

Thomas J. Schlauch has served as Senior Vice President, Buying since 1992. Prior to that, Mr. Schlauch served as Head of Buying from 1990 to 1992 and as Vice President, Buying from 1982 to 1990. Age: 66.

Shane O. Starr was named Senior Vice President, Operations, in March 2007. Prior to that, he served as the Company’s Vice President of Operations since 1999. Age: 53.

EXECUTIVE AND DIRECTOR COMPENSATION AND RELATED MATTERS

Compensation Discussion and Analysis

General

Attracting, motivating and retaining well-qualified and highly-talented executives are essential to the success of any company. We believe that our business and the interests of our shareholders are best served by continuity and stability of our management team. In the retail sporting goods industry, the market for top executive talent is highly competitive. Accordingly, the goals of our compensation program are to encourage retention of top executives who may have attractive opportunities at other companies, to provide significant rewards for successful performance, particularly over the longer term, and to align executive officers’ interests with those of the stockholders. We believe these goals can be achieved by a program of executive compensation which stresses long-term incentives and which is stable and consistent over time. Our executive compensation program therefore has varied very little over the past ten years. We believe that our executive compensation policy has been successful in encouraging retention, because our executive officers have an average tenure of 29 years with us.

Our compensation decisions are made by the Compensation Committee, which is composed entirely of independent members of our Board of Directors. The Compensation Committee’s philosophy is to provide a compensation package that attracts, motivates and retains executive talent and aligns the interests of management with those of the stockholders. Specifically, the objectives of the Compensation Committee’s practices are to (1) provide a total compensation program that is competitive with companies with whom we compete for talent, (2) link short term incentives to financial performance, (3) provide long term compensation that focuses management’s efforts on building stockholder value and aligning their interests with our stockholders and (4) promote stability and retention of our management team.

The Compensation Committee receives recommendations from our President and Chief Executive Officer (our Principal Executive Officer), and considers factors such as publicly-available information on executive compensation, including industry comparisons and competitive data, each executive’s role and responsibilities, and the responsibility levels of the executives relative to one another. Our Chief Executive Officer does not participate in the deliberations of the Compensation Committee with respect to setting his compensation.

When making its compensation decisions, the Compensation Committee has not targeted compensation to specific benchmarks against any peer group companies. The Compensation Committee and our Chief Executive Officer believe it is difficult to establish a group of peer companies that is representative of the Company’s business, management structure and management experience for a truly comparative benchmarking. In addition, the Compensation Committee and the Chief Executive Officer believe that targeting compensation solely to specific benchmarks against peer group companies would necessarily not reflect any differences in the specific performance or differing experience levels and operational responsibilities of the individual Named Executive Officers, any differences in the overall performance of the peer group companies or any additional factors affecting compensation decisions.

Nonetheless, in the course of his diligence effort toward arriving at his recommendations to the Compensation Committee, the Chief Executive Officer identifies for the Compensation Committee various companies whose compensation levels he determines to be relevant to ensure that the Company’s compensation levels are not materially inconsistent with market practice of competitors and similarly-situated companies, recognizing and taking into account the fact that the level of experience of the Company’s executives typically exceeds the experience of executives in comparable positions at these peer companies. In that regard, for purposes of determining base salaries, the Chief Executive Officer looks at data from proxy statements and other public information available for certain publicly-traded retail companies including Cabela’s Incorporated, Dick’s Sporting Goods, Inc., The Finish Line, Inc., Hibbett Sports, Inc., Shoe Carnival, Inc., and Sport Chalet, Inc. In the Chief Executive Officer’s and the Compensation Committee’s view, these companies represent certain key competitors in the sporting goods retail industry as well as certain similarly situated specialty retailers in terms of geographic location and size. As indicated above, neither the Compensation Committee nor the Chief Executive Officer attempts to formulaically tie the Company’s compensation levels to those of any of these peer group companies. Instead, the data is used only to inform the Chief Executive Officer and the Compensation Committee regarding general market practice in order to allow them to assess the reasonableness of the Company’s compensation practices over time.

Further, the Compensation Committee does not establish any specific quantitative company or individual performance objectives, or any predetermined qualitative performance objectives, that must be achieved in order for a Named Executive Officer to earn any portion of his compensation. The Compensation Committee’s decision regarding annual base salaries, any equity awards and any annual incentive bonus received by each Named Executive Officer is a subjective one that is made by the Compensation Committee in its discretion after an overall assessment of all of the factors it deems appropriate. Factors that have historically been considered by the

Compensation Committee when determining compensation to be paid to each Named Executive Officer include the Company’s overall financial performance in the prior year, the executive’s individual performance of his duties as evaluated in the subjective discretion of the Compensation Committee and the Chief Executive Officer, cost of living increases and the Chief Executive Officer’s recommendations.

For example, with respect to Company performance, although there were no performance objectives pre-established by the Compensation Committee for purposes of determining compensation, in determining the annual salaries for 2008, the members of the Compensation Committee took into account the 2007 decline in same store sales and EBITDA. Consequently, the percentage year over year increases in annual base salary for the 2008 year were less than in prior years, and annual bonuses for 2007 (i.e., bonuses determined and paid in March 2008) were reduced in comparison to those for 2006. Similarly, the base salaries for 2009 were frozen at 2008 levels in light of the Company’s 2008 financial performance and the continuing weakness in the consumer spending environment, and bonuses for 2008 were substantially reduced in comparison to those for 2007 and prior years in light of the decline in the Company’s EBITDA in 2008. Conversely, base salaries for 2010 were increased slightly and bonuses for 2009 were increased in comparison to those for 2008 in light of the improvement of the Company’s performance and the increase in the Company’s EBITDA in 2009. Base salaries for 2011 were frozen at 2010 levels in light of the Company’s 2010 financial performance and the continuing weakness in the consumer spending environment, and bonuses for 2010 were reduced in comparison to those for 2009 in light of the decline in the Company’s EBITDA in 2010.

In addition, with respect to individual performance, the Chief Executive Officer interacts with all of the other Named Executive Officers on a near daily basis throughout the year, and his subjective views on each such officer’s performance are reflected in his recommendations to the Compensation Committee. Furthermore, members of the Compensation Committee (while serving on the Compensation Committee, other Board committees or while attending meetings and functions of the Company’s Board of Directors generally) also interact frequently with the Chief Executive Officer and certain other Named Executive Officers, and have available other data relating to the performance of the business units or functions for which each Named Executive Officer is responsible. As a result, the Compensation Committee members also form their own subjective views on each executive’s performance throughout the year, and these assessments, along with the Chief Executive Officer’s recommendations, are considered in setting overall and relative salary and bonus levels and equity grants. Using those assessments, the Compensation Committee will, at the Chief Executive Officer’s recommendation or when it otherwise deems it appropriate, modify compensation levels to reflect individual performance. However, we note that, other than Mr. Emerson, each of the Company’s Named Executive Officers have been with the Company for at least 13 years, and they collectively have an average term of service of 34 years. Consequently, the Company believes that, as a practical matter, the skills, scope of duties and relative contributions of these officers tend to be more consistent from year to year in comparison to the executive officers of companies for which there has been more turnover. Accordingly, the year over year compensation levels, and the compensation levels of our executive officers relative to one another, tend to reflect that fact. However, in prior years the Compensation Committee did put substantial weight on Mr. Emerson’s performance following his hiring in 2005 and accordingly raised his relative overall compensation substantially in 2006 and 2007. Since that time, the year-over-year percentage adjustments in Mr. Emerson’s overall compensation have been generally consistent with the rest of senior management.

The Compensation Committee retained an independent compensation consultant, Frederic W. Cooke & Co., Inc., in designing the 2007 Plan and designing the amendment and restatement of the 2007 Plan that is the subject of Proposal 4 herein, but the Compensation Committee has not otherwise used outside consultants in making compensation determinations.

Internal Revenue Code Section 162(m) generally disallows a tax deduction to reporting companies for compensation over $1,000,000 paid to each of the company’s chief executive officer and the four other most highly compensated officers, except for compensation that is “performance based.” Section 162(m) has not been a factor in the design of our executive compensation program because the compensation of our executives other than our President and Chief Executive Officer has not approached $1,000,000, and the compensation of our President and Chief Executive Officer, except for stock options which are “performance based” compensation, has exceeded $1,000,000 only by a minor amount.

Elements of Compensation

Salary

Our Compensation Committee generally reviews the base salaries of our Named Executive Officers annually. The salaries of our Named Executive Officers are determined in the sole discretion of the Compensation Committee, after receiving recommendations from our Principal Executive Officer. As noted above, the Compensation Committee considers individual and Company performance, as well as factors such as publicly-available information on executive compensation, including industry comparisons and competitive data, each executive’s role and responsibilities, and the responsibility levels of the executives relative to one another. We believe that the salaries of our Named Executive Officers are at or below the median of salaries paid by other companies in the market with whom we compete for talent. As noted above, because of the then economic conditions and the Company’s 2007 and 2008 financial performance, our Compensation Committee elected to freeze base salaries of our Named Executive Officers for fiscal year 2009. In view of the Company’s improved 2009 financial performance, our Compensation Committee approved modest salary increases for each of the Named Executive Officers for fiscal year 2010. Base salaries for 2011 were frozen at 2010 levels in light of the Company’s 2010 financial performance and the continuing weakness in the consumer spending environment.

Bonuses

We intend that bonuses paid to our Named Executive Officers will reward them for the achievement of successful financial performance over a relatively short period of time (typically one fiscal year). The bonuses of our Named Executive Officers are determined in the sole discretion of the Compensation Committee, after receiving recommendations from our Principal Executive Officer. Although the Company does not set specific Company or individual performance targets for purposes of determining the bonuses, the total amount of the annual bonuses paid to our salaried employees (except for store managers) has historically been correlated with the amount of our earnings before interest, taxes, depreciation and amortization, or EBITDA, and has historically been set at or about five percent of our EBITDA. Specifically, since the Company’s initial public offering in 2002, the bonus pool has ranged from a low of 4.6% of EBITDA to a high of 5.3%. For 2010, the bonus pool was 5.2% of EBITDA. In addition, in recent years, approximately one-third of this bonus expense has been for the Named Executive Officers; however this percentage was reduced in 2008, 2009 and 2010 as described below.

The Committee varies the bonus pool as a percentage of EBITDA (as well as the percentage of the bonus pool allocable to Named Executive Officers) slightly from year to year based on a variety of factors, including but not limited to the number of salaried employees who will be paid from the bonus pool and the Company’s actual EBITDA. If EBITDA is abnormally low compared with historical patterns, the Compensation Committee may set the overall bonus pool as a percentage of EBITDA at slightly above 5% in order to allow the Company to pay most salaried employees amounts determined to be reasonable while still reflecting a reduction in the overall bonus pool (and absolute amounts of the bonuses) in light of the lower EBITDA. The converse may be true in years where EBITDA is abnormally high compared with historical patterns. For example, due to the general economic climate (and the weak consumer spending environment in particular), the Company’s EBITDA was substantially lower in 2008, 2009 and 2010 in comparison to prior years. Consequently, although the bonus pool as a percentage of EBITDA was 5.1% for 2008, 5.3% for 2009 and 5.2% for 2010, the absolute size of the pool decreased substantially from prior years (to approximately $2.4 million for 2008, $3.0 million for 2009 and $2.8 million for 2010, as compared to approximately $3.6 million for 2007 and approximately $3.8 million for 2006). This naturally resulted in substantial reductions of bonuses for Named Executive Officers for 2008, 2009 and 2010 as compared to 2007 and prior years. In addition, the Compensation Committee determined that these reductions in bonuses for 2008, 2009 and 2010 should be borne somewhat disproportionately by the senior executive officers, including Named Executive Officers, in part to protect various lower salaried employees. As a result, the Named Executive Officers’ percentage of these reduced overall bonus pools decreased from 37.4% for 2007 to 28.7% for 2008, 27.9% for 2009 and 27.8% for 2010.

Bonus payments to each of our Named Executive Officers are based on his individual contributions to the success of our business for the year, and fairness and proportionality of the Named Executive Officer’s compensation when compared with the compensation for the year of our Chief Executive Officer and the other Named

Executive Officers, as determined by the Compensation Committee in its discretion. These practices have been essentially uniform for the past ten years. We believe that the bonuses paid to our Named Executive Officers are at or below the median range of bonuses paid by other companies in the market with whom we compete for talent.

Long-Term Incentive Compensation (Equity Awards)

Our shareholder-approved equity compensation plan permits a variety of equity-based awards. We believe that awards of equity-based compensation (both stock options and restricted stock awards) to Named Executive Officers provide a valuable long-term incentive for them, and help align their interests with the stockholders’ interests.

We periodically grant equity-based awards to some or all of our Named Executive Officers, typically in connection with their annual performance and compensation reviews. We do not necessarily grant equity awards to our Named Executive Officers annually — we want our Named Executive Officers to understand that such grants are not an entitlement. Our Compensation Committee determines the size of each grant, after receiving recommendations from our Principal Executive Officer. In determining the size of equity awards to executive officers, consideration is given to the value of total direct compensation, Company and individual performance, the number and value of stock options and restricted shares previously granted to the executive officer and the relative proportion of long-term incentives within the total compensation mix.

Our Compensation Committee generally considers equity grants to Named Executive Officers and other employees at committee meetings which coincide with the employees’ annual performance and compensation reviews, and, in the case of stock options, the exercise price of each stock option granted is the closing price of our stock on the day of the meeting. The Compensation Committee considers grants to select newly-hired executives at a regularly-scheduled quarterly committee meeting following the date of hire, and the exercise price of each stock option granted to a newly-hired executive is the closing price of our stock on the day of the meeting. We do not intend to grant options while in possession of material non-public information, except pursuant to a pre-existing policy under which options are granted on fixed dates of our annual stockholders meeting (in the case of grants to certain of our directors who are not Named Executive Officers) or of Compensation Committee meetings. Our Compensation Committee meetings which coincide with the employees’ annual performance and compensation reviews, and at which our Compensation Committee considers grants to Named Executive Officers who are not newly-hired, are scheduled to coincide with trading windows for our common stock.

We believe that unvested equity awards are a valuable tool to encourage employee retention, and, accordingly, our equity awards (both stock options and restricted stock) to our Named Executive Officers generally vest over a four year period, which generally will be accelerated upon certain change of control events.

Although the long-term incentive represented by equity-awards has been a significant component of the compensation of our Named Executive Officers, we believe that the value of our equity awards to our Named Executive Officers, on an annualized basis, is relatively modest, and is reasonable and appropriate, when compared to the size of equity awards to similar officers of other companies in the market with whom we compete for talent.

We believe that stock options are an important component of a well-designed compensation package for our Named Executive Officers in order to achieve successful results, since the executives can realize value on their stock options only if the stock price increases, and the long-term incentive of stock options is important in realizing our goal of continuity and stability of our executive team. In view of what we believe are relatively modest amounts of bonuses that we pay to our Named Executive Officers, the Company believes that stock options can be a particularly important component of rewarding them for successful long term results. Prior to 2008, our equity-based awards consisted solely of stock options. We also granted stock options to our Named Executive Officers in March of 2008 and 2009.

Following the adoption of our 2007 Plan, our Compensation Committee began to reassess the appropriate balance of stock options and restricted stock awards in our executives’ overall compensation. We believe restricted stock provides a further enhancement to retention, as restricted stock generally maintains a greater value than stock options during cyclical downturns in our stock price, our industry or the stock market and economy generally. We also believe that inclusion of restricted stock in our equity award packages more closely aligns the interests of our Named Executive Officers with those of stockholders, in light of the volatility of the stock market in recent years and the additional volatility of stock option value relative to changes in market value of the underlying stock. We note that the inclusion of restricted stock as a component of equity compensation for officers is a trend among public companies.

For these reasons, we have elected to include restricted stock grants as part of our long term incentive compensation strategy for our Named Executive Officers. Accordingly, in March 2008 we granted restricted stock along with stock options to certain of our Named Executive Officers. In March 2010 and March 2011, we granted solely restricted stock (and no stock options) to our Named Executive Officers to further balance the mix of stock options and restricted shares in their overall incentive package.

We will continue to evaluate which equity award vehicles achieve the best balance between continuing our successful practice of providing equity-based compensation and creating and maintaining long term shareholder value.

Change in Control Payments

Our Named Executive Officers generally do not have employment agreements that provide that they will receive payments if we undergo a change in control. The employment agreement of our Principal Executive Officer contains a change in control provision. This provision permits him to receive the change in control payments if he leaves for any reason within six months after the change in control. The Principal Executive Officer must resign to receive the change in control payments, so this provision is not a true “single trigger” provision. The reason for this provision is that a change in control of a publicly traded corporation would almost invariably affect the powers, role, and reporting relationships of its principal executive officer. If a change in control of our Company occurs, our Principal Executive Officer’s employment agreement gives him the right to depart from the Company and receive the change in control payments if he deems his position to have been negatively affected by the change in control, without the need to demonstrate an objective, adverse effect such as reduction in compensation. If the change is not negative, the employment agreement allows him to stay with the Company and no severance payments will be made. We believe this provision is desirable from our standpoint because it enables our Principal Executive Officer to focus solely on the best interests of our stockholders in the event of a possible, threatened or pending change in control, without undue concern for his own personal interests.

Our Principal Executive Officer’s employment agreement also contains provisions for payment on dismissal without “cause” or quitting for “good reason,” which could apply after as well as before a change in control. In March 2009, this employment agreement was amended whereby our Principal Executive Officer voluntarily agreed to reduce his lump sum severance payment for these termination events. See “— Employment Agreements and Change in Control Provisions.”

We have entered into a severance agreement with our Senior Vice President and Chief Financial Officer (our Principal Financial Officer), which provides that he will receive certain payments if we terminate his employment other than for “cause.” These provisions can operate after as well as before a change in control. These provisions were the result of arm’s length negotiations between us and our Principal Financial Officer when we hired him.

We do not expect to provide gross up payments to our Principal Executive Officer or Principal Financial Officer if they receive payments in connection with a change in control which would cause them to be subject to the excise tax of Internal Revenue Code Section 4999, which we refer to as the Golden Parachute Excise Tax. With respect to our Principal Executive Officer, his employment agreement specifically provides that payments in connection with the change in control will be reduced to the extent necessary to prevent them from being subject to the Golden Parachute Excise Tax. With respect to our Principal Financial Officer, we do not expect that any such payments made to him will be large enough to trigger the Golden Parachute Excise Tax.

In addition, the vesting of all stock options and restricted stock granted to our executive officers and directors under the 2007 Plan will accelerate upon a change of control of the Company.

All Other Compensation

All other compensation to our Named Executive Officers includes, among other things, Company contributions and other allocations made on behalf of the individuals under the Company’s defined contribution plan. We have also provided perquisites to our Named Executive Officers that have an annual incremental cost to us of $10,000 or more, which consist of the value attributable to personal use of Company-provided automobiles.

Summary Compensation Table

							Change in
							Pension
							Value and
						Non-Equity	Nonqualified
						Incentive	Deferred	All
Name and				Stock	Option	Plan	Compensation	Other
Principal	Fiscal	Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Position	Year	($)(1)	($)	($)(2)	($)(3)	($)	($)	($)(4)	($)

Steven G. Miller	2010	$482,231	$275,000	$235,650	0	0	0	$26,638	$1,019,519
Chairman of the Board,	2009	$473,000	$305,000	0	$81,774	0	0	$27,794	$887,568
President and Chief Executive Officer	2008	$470,308	$250,000	0	$85,989	0	0	$32,468	$838,765
Barry D. Emerson	2010	$331,154	$125,000	$62,840	0	0	0	$21,723	$540,717
Senior Vice President, Chief	2009	$325,000	$135,000	0	$32,710	0	0	$23,932	$516,642
Financial Officer and	2008	$322,308	$110,000	$79,100	$57,326	0	0	$26,958	$595,692
Treasurer
Thomas J. Schlauch	2010	$274,615	$150,000	$62,840	0	0	0	$23,836	$511,291
Senior Vice President, Buying	2009	$270,000	$163,000	0	$32,710	0	0	$22,953	$488,663
	2008	$268,115	$134,000	$23,730	$25,797	0	0	$29,072	$480,714
Richard A. Johnson	2010	$248,615	$137,000	$62,840	0	0	0	$22,654	$471,109
Executive Vice President	2009	$244,000	$149,000	0	$32,710	0	0	$23,762	$449,472
	2008	$242,115	$122,000	$23,730	$25,797	0	0	$28,720	$442,362
Gary S. Meade	2010	$213,231	$77,500	$62,840	0	0	0	$21,277	$374,848
Senior Vice President, General	2009	$209,000	$84,000	0	$32,710	0	0	$21,137	$346,847
Counsel and Secretary	2008	$207,115	$69,000	$23,730	$25,797	0	0	$27,337	$352,979

(1)	The amounts in this Salary column reflect amounts actually earned in the applicable fiscal year. Such amounts reflect a blended amount based on the base salary in effect prior to any annual salary increase (which typically occurs in March of each year) and the higher base salary for the remainder of the year (although no such increase occurred in fiscal 2009 or fiscal 2011).

(2)	The dollar value of Stock Awards shown represents the aggregate grant date fair value calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or FASB ASC Topic 718, on the basis of the Company’s common stock price on the grant dates and without any adjustment for estimated forfeitures. Each Stock Award entitles the Named Executive Officer to receive one share of our common stock at the time of vesting without the payment of an exercise price or other cash consideration. The amounts reported in the “Stock Awards” column do not necessarily reflect the dollar amounts of compensation actually realized or that may be realized. The actual value that a Named Executive Officer will realize on each Stock Award will depend on the price per share of our common stock at the time shares underlying the Stock Awards are sold.

(3)	The dollar value of Option Awards shown represents the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718, on the basis of the fair value of the option on the grant dates and without any adjustment for estimated forfeitures. Each Option Award entitles the Named Executive Officer to purchase one share of our common stock at the time of vesting upon payment of the applicable exercise price. The amounts reported in the “Option Awards” column do not necessarily reflect the dollar amounts of compensation actually realized or that may be realized. The actual value, if any, that a Named Executive Officer may realize with respect to each option will depend on the excess of the stock price over the exercise price on the date the option is exercised and the shares underlying such option are sold.

(4)	The amounts in the All Other Compensation column include (a) the value attributable to personal use of a Company-provided automobile, which in 2010 were the following amounts: Mr. Miller: $19,059, Mr. Emerson: $13,570, Mr. Schlauch: $15,391, Mr. Johnson: $15,384, and Mr. Meade: $12,864, (b) Company contributions and other allocations made on behalf of the individual under the Company’s defined contribution plan, which in or for 2010 were the following amounts: Mr. Miller: $6,919, Mr. Emerson: $7,567, Mr. Schlauch: $8,119, Mr. Johnson: $6,831, and Mr. Meade: $8,036, and (c) Company payments of group term life insurance premiums for the individual, which in 2010 were the following amounts: Mr. Miller: $660, Mr. Emerson: $586, Mr. Schlauch: $326, Mr. Johnson: $439, and Mr. Meade: $377.

Stock Options and Equity Compensation

Effective April 24, 2007 the Board of Directors adopted our 2007 Plan, which replaced and superseded our 2002 Stock Incentive Plan (the “2002 Plan”). The 2007 Plan was approved by our stockholders at our 2007 annual meeting of stockholders. Prior to giving effect to the amendment and restatement of the 2007 Plan contemplated by Proposal 4 in this Proxy Statement, the aggregate amount of shares initially authorized for issuance under the 2007 Plan was 2,399,250 (the same number of shares that remained available for grant under the 2002 Plan as of April 24, 2007), but with such amount to automatically increase by the number of shares that had been subject to outstanding awards as of April 24, 2007 under the 2002 Plan that are or were forfeited or cancelled, or otherwise expire, after the April 24, 2007 effective date of the 2007 Plan.

The 2007 Plan is administered by our Compensation Committee. The Compensation Committee has broad discretion and power in operating the 2007 Plan and in determining which of our employees, directors, and consultants shall participate, and the terms of individual awards. Awards under the 2007 Plan may consist of options, stock appreciation rights, restricted stock, other stock unit awards, performance awards, dividend equivalents or any combination of the foregoing. Any shares that are subject to awards of options or stock appreciation rights shall be counted against this limit as one share for every one share granted. Awards of restricted stock and other awards that are not awards of stock options or stock appreciation rights (including shares delivered in settlement of dividend rights) shall be counted against this limit as 2.5 shares for every share granted. The aggregate number of shares available under the 2007 Plan and the number of shares subject to outstanding options and stock appreciation rights will be increased or decreased to reflect any changes in the outstanding common stock of the Company by reason of any recapitalization, spin-off, reorganization, reclassification, stock dividend, stock split, reverse stock split, or similar transaction. If any shares subject to an award under the 2007 Plan or the 2002 Plan described below are forfeited or expire, or are terminated without issuance of shares, the shares shall again be available for award under the 2007 Plan. Any shares that again become available for grant shall be added back as one share if such shares were subject to options or stock appreciation rights granted under the 2007 Plan or the 2002 Plan and as 2.5 shares if such shares were subject to awards other than options or stock appreciation rights granted under the 2007 Plan.

Under the 2007 Plan, no participant may be granted in any fiscal year of the Company (a) options or stock appreciation rights with respect to more than 500,000 shares, (b) restricted stock, performance awards or other stock unit awards that are denominated in shares with respect to more than 250,000 shares, or (c) performance awards or stock unit awards that are valued by reference to cash having a maximum dollar value of more than $2,000,000.

Under the 2007 Plan, the exercise price for an option or stock appreciation right cannot be less than 100% of the fair market value of the underlying shares on the grant date. The 2007 Plan does not permit the repricing of options or stock appreciation rights.

Prior to the adoption of the 2007 Plan, our equity-based awards were principally made under the 2002 Plan, which was adopted by our Board of Directors and approved by our shareholders in 2002 before our initial public offering. The 2002 Plan was administered by our Compensation Committee. Awards under the 2002 Plan consisted solely of stock options, and the exercise price of all options that were issued under the 2002 Plan was 100% of the fair market value of the underlying shares on the grant date.

On approval of the 2007 Plan by our shareholders in June 2007, the 2002 Plan was terminated, and no new awards were thereafter made under the 2002 Plan. However, awards previously granted continue to be outstanding under their terms. As described above, if any option outstanding under the 2002 Plan is forfeited, expires, or is terminated without issuance of the underlying shares, the underlying shares shall become available for grant under the 2007 Plan.

At April 26, 2011, net of cancellations and forfeitures, options to purchase 900,000 shares had been issued and 439,300 shares of restricted stock had been awarded under the 2007 Plan. Also, at April 26, 2011, 88,800 shares had been effectively transferred from the 2002 Plan to the 2007 Plan as described above as a result of forfeitures or cancellations under the 2002 Plan. Accordingly, at April 26, 2011, 489,800 shares were available for additional grants under the 2007 Plan. At April 26, 2011, 984,223 shares remained subject to outstanding options under the

2002 Plan, 782,540 shares remained subject to outstanding options under the 2007 Plan, and 318,825 unvested restricted shares were outstanding under the 2007 Plan.

Grants of Plan-Based Awards in Fiscal 2010

									All
								All	Other
								Other	Option
								Stock	Awards:		Grant Date
								Awards:	Number	Exercise	Fair Value
		Estimated Future Payouts Under			Estimated Future Payouts			Number	of	or Base	of Stock
		Non-Equity			Under Equity Incentive			of Shares	Securities	Price of	and
		Incentive Plan Awards			Plan Awards			of Stock	Underlying	Option	Option
		Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Awards
Name	Grant Date	($)	($)	($)	(#)	(#)	(#)	(#)(1)	(#)	($/Sh)	($)

Steven G. Miller	3/14/2010	0	0	0	0	0	0	15,000	0	0	$235,650
Chairman of the Board, President and Chief Executive Officer

Barry D. Emerson	3/14/2010	0	0	0	0	0	0	4,000	0	0	$62,840
Senior Vice President, Chief Financial Officer and Treasurer

Thomas J. Schlauch	3/14/2010	0	0	0	0	0	0	4,000	0	0	$62,840
Senior Vice President, Buying

Richard A. Johnson	3/14/2010	0	0	0	0	0	0	4,000	0	0	$62,840
Executive Vice President

Gary S. Meade	3/14/2010	0	0	0	0	0	0	4,000	0	0	$62,840
Senior Vice President, General Counsel and Secretary

(1)	These shares of restricted stock vest in four equal annual installments beginning on March 14, 2011.

Outstanding Equity Awards at Fiscal 2010 Year-End

	Option Awards					Stock Awards
									Equity
									Incentive
								Equity	Plan
								Incentive	Awards:
								Plan	Market
			Equity					Awards:	or Payout
			Incentive					Number	Value of
			Plan					of	Unearned
			Awards:					Unearned	Shares,
	Number of	Number of	Number				Market Value	Shares,	Units or
	Securities	Securities	of Securities			Number of	of Shares	Units	Other
	Underlying	Underlying	Underlying			Shares or	or Units of	or Other	Rights
	Unexercised	Unexercised	Unexercised	Option		Units of Stock	Stock	Rights That	That
	Options	Options	Unearned	Exercise	Option	That Have	That Have Not	Have Not	Have Not
	Exercisable	Unexercisable	Options	Price	Expiration	Not Vested	Vested	Vested	Vested
Name	(#)(1)	(#)(1)	(#)	($)	Date	(#)	($)(2)	(#)	($)

Steven G. Miller	30,000	0		$10.32	2/11/2013	15,000	$229,050
Chairman of the	30,000	0		$24.61	2/13/2014
Board, President	30,000	0		$19.12	3/13/2016
and Chief Executive Officer	20,625	9,375		$8.95	3/3/2018
	20,625	24,375		$4.82	3/2/2019
Barry D. Emerson	50,000	0		$25.05	9/12/2015	9,000	$137,430
Senior Vice	20,000	0		$19.12	3/13/2016
President, Chief	7,500	2,500		$25.22	3/12/2017
Financial Officer	10,000	10,000		$8.95	3/3/2018
and Treasurer	4,500	13,500		$4.82	3/2/2019
Thomas J. Schlauch	10,000	0		$24.61	2/13/2014	5,500	$83,985
Senior Vice	12,000	0		$19.12	3/13/2016
President, Buying	4,500	4,500		$8.95	3/3/2018
	4,500	13,500		$4.82	3/2/2019
Richard A. Johnson	10,000	0		$24.61	2/13/2014	5,500	$83,985
Executive Vice	12,000	0		$19.12	3/13/2016
President	0	4,500		$8.95	3/3/2018
	0	13,500		$4.82	3/2/2019
Gary S. Meade	10,000	0		$10.32	2/11/2013	5,500	$83,985
Senior Vice	10,000	0		$24.61	2/13/2014
President, General	12,000	0		$19.12	3/13/2016
Counsel and Secretary	2,250	4,500		$8.95	3/3/2018
	0	13,500		$4.82	3/2/2019

(1)	The vesting dates of the options reported in the second and third columns are as follows: Mr. Miller’s options vest in forty-eight equal monthly installments, beginning on March 1, 2003, March 1, 2004, April 1, 2006, April 1, 2008 and April 1, 2009, respectively; Mr. Emerson’s options vest in four equal annual installments, beginning on September 12, 2006, March 13, 2007, March 12, 2008, March 3, 2009 and March 2, 2010, respectively; Mr. Schlauch’s and Mr. Johnson’s options vest in four equal annual installments beginning February 13, 2005, March 13, 2007, March 3, 2009 and March 2, 2010, respectively; and Mr. Meade’s options vest in four equal annual installments, beginning on February 11, 2004, February 13, 2005, March 13, 2007, March 3, 2009 and March 2, 2010, respectively.

(2)	The amounts in the Market Value of Shares column are the fair market value of the shares on January 2, 2011, based upon our most recent closing stock price as of that date of $15.27.

Option Exercises and Stock Vested in Fiscal 2010

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired on	Realized on	Acquired on	Realized on
Name	Exercise (#)	Exercise ($)	Vesting (#)	Vesting ($)

Steven G. Miller	0	0	0	0
Chairman of the Board, President and Chief Executive Officer
Barry D. Emerson	0	0	2,500	$39,275
Senior Vice President, Chief Financial Officer and Treasurer
Thomas J. Schlauch	0	0	750	$11,783
Senior Vice President, Buying
Richard A. Johnson	6,750	$65,363	750	$11,783
Executive Vice President
Gary S. Meade	4,500	$36,180	750	$11,783
Senior Vice President, General Counsel and Secretary

Employment Agreements and Change in Control Provisions

The Company has an employment agreement with Mr. Steven G. Miller, who currently serves as Chairman of the Board, President and Chief Executive Officer. His original agreement was executed in 2002 prior to our becoming a publicly-traded company.

In December 2008, the agreement was amended and restated for the principal purpose of complying with the provisions of Section 409A of the Internal Revenue Code and related regulations and guidance. In general, the changes reflected in that restatement related to the timing of payments to Mr. Miller under his employment agreement following certain events. The restatement also updated various other provisions, including to conform Mr. Miller’s base salary to his current base salary, but did not materially affect the scope or amounts of compensation or benefits that Mr. Miller is entitled to receive under his agreement.

In March 2009, in an effort to align Mr. Miller’s severance package more closely with current standards, the employment agreement was further amended whereby Mr. Miller voluntarily agreed to reduce the lump sum severance payment he is to receive upon certain termination events from four years annual compensation to three years annual compensation. In addition, the amendment revised the method of determining such annual compensation for that purpose as provided below.

Steven G. Miller’s employment agreement provides that he will serve as Chairman of the Board of Directors, Chief Executive Officer and President for a term of four years from any given date, such that there shall always be a minimum of at least four years remaining under his employment agreement. The employment agreement provides for Mr. Miller to receive an annual base salary of $473,000, subject to annual increase based on comparable compensation packages provided to executives in similarly situated companies, and to participate in a bonus plan to be established by the Compensation Committee. His annual base salary was not increased for fiscal 2009, was increased to $485,000 per year effective March 22, 2010, and was not increased for fiscal 2011. In practice, his bonuses have been determined in the discretion of the Compensation Committee. Mr. Miller is also entitled to use of a Company automobile. In addition, as long as Mr. Miller serves as an officer, the Company will use its best efforts to ensure that he continues to serve on the Company’s Board of Directors and on the Board of Directors of the Company’s wholly-owned subsidiary, Big 5 Corp.

If Steven G. Miller’s employment is terminated due to his death, the employment agreement provides for accelerated vesting of options that would have been exercisable during the 24 months following the termination date and the continuation of family medical benefits for the four years following the termination date. The table below reflects the estimated amount of payments and other benefits payable under Mr. Miller’s employment agreement on a termination due to death, assuming that the termination occurred on January 2, 2011 and based upon our most recent closing stock price as of that date of $15.27.

Table Showing Benefits on a Termination Due to Death

		Value of Option	Value of Medical
Name	Cash Severance	Acceleration	Continuation	Total

Steven G. Miller	0	$294,375	$50,177	$344,552

If Steven G. Miller’s employment is terminated due to his disability, the employment agreement provides that the Company will pay Mr. Miller as a lump sum severance payment an amount equal to his base salary for two years and an additional amount equal to two times the greater of (i) his last annual cash bonus or (ii) the average annual cash bonus paid during the last three fiscal years. In addition, the employment agreement provides for accelerated vesting of options that would have been exercisable during the 24 months following the termination date and the continuation of specified benefits for the four years following the termination date. The table below reflects the estimated amount of payments and other benefits payable under Mr. Miller’s employment agreement on a termination due to disability, assuming that the termination occurred on January 2, 2011 and based upon our most recent closing stock price as of that date of $15.27.

Table Showing Benefits on a Termination Due to Disability

		Value of Option	Value of Medical	Value of
Name	Cash Severance	Acceleration	Continuation	Perquisites(1)	Total

Steven G. Miller	$1,673,333	$294,375	$70,971	$76,236	$2,114,915

(1)	The amount in the Value of Perquisites column includes the value attributable to personal use of a Company-provided automobile in the annual amount of $19,059 for four years.

If Steven G. Miller terminates the employment agreement for good reason at any time, or for any reason within six months of a change in control, or if the Company terminates the employment agreement without cause at any time, the employment agreement provides the Company will pay Mr. Miller as a lump sum severance payment an amount equal to three times his annual compensation. For this purpose, Mr. Miller’s annual compensation will be deemed to equal the average annual compensation received by Mr. Miller for each of the five years immediately preceding the year in which the termination date falls, as reflected on Mr. Miller’s Forms W-2 for those years. In addition, the employment agreement provides for accelerated vesting of all of his options and the continuation of specified benefits for the four years following the termination date. However, the employment agreement provides that payments in connection with the change in control will be reduced to the extent necessary to prevent them from being subject to the Golden Parachute Excise Tax of Internal Revenue Code Section 4999. The table below reflects the estimated amount of payments and other benefits payable under Mr. Miller’s employment agreement on a termination by Mr. Miller for good reason or due to a change in control or a termination by the Company without cause, assuming that the termination occurred on January 2, 2011 and based upon our most recent closing stock price as of that date of $15.27.

Table Showing Benefits on a Termination by the Employee for Good Reason or Due to a Change in
Control or a Termination by the Company Without Cause

		Value of Option	Value of Medical	Value of
Name	Cash Severance	Acceleration	Continuation	Perquisites(1)	Total

Steven G. Miller(2)	$2,711,099	$313,969	$70,971	$76,236	$3,172,275

(1)	The amount in the Value of Perquisites column includes the value attributable to personal use of a Company-provided automobile in the annual amount of $19,059 for four years.

(2)	Payments in connection with a change in control may be less than those shown in this table, since Mr. Miller’s employment agreement provides such payments will be reduced to the extent necessary to prevent them from being subject to the Golden Parachute Excise Tax of Internal Revenue Code Section 4999.

If Steven G. Miller terminates the employment agreement without good reason or the Company terminates the employment agreement for cause, Mr. Miller is entitled to receive all accrued and unpaid salary and other compensation and all accrued and unused vacation pay.

The employment of our Principal Financial Officer, Mr. Barry D. Emerson, with us is governed by an employment offer letter dated August 16, 2005, which is referred to as the Offer Letter. The Offer Letter provided for Mr. Emerson to receive a starting annual base salary of $275,000 and a minimum starting annual bonus of $125,000, to be paid in the first quarter of 2006 and prorated based upon the period of employment during the 2005 fiscal year. He received an annual bonus in the amount of $100,000 in March 2006. Mr. Emerson’s annual base salary has since been increased to $325,000 in 2008 (which remained in effect during 2009), and to $333,000 effective March 22, 2010 (which remains in effect during 2011). His annual incentive bonuses have been set in the discretion of the Compensation Committee from the overall bonus pool. Pursuant to the Offer Letter, Mr. Emerson received an initial stock option grant to acquire 50,000 shares of the Company’s common stock, at an exercise price of $25.05 per share, and has been and continues to be eligible for additional stock option grants comparable to those provided to other senior vice presidents of the Company. In addition, the Offer Letter provides that Mr. Emerson receives use of a Company automobile.

Pursuant to the Offer Letter, we and Mr. Emerson have entered into a severance agreement that provides that his employment is “at will” but that, if we terminate his employment other than for “cause” (as defined in the severance agreement), Mr. Emerson will receive a severance package which will include one year’s base salary and one year’s health coverage for him and his family. Payment of the severance benefit is conditioned upon the execution of a release by Mr. Emerson of all claims he may have against us. The table below reflects the estimated amount of payments and other benefits payable under Mr. Emerson’s severance agreement, assuming that the termination occurred on January 2, 2011.

Table Showing Benefits on a Termination Other than for Cause

		Value of Medical
Name	Cash Severance	Continuation	Total

Barry D. Emerson	$333,000	$17,743	$350,743

Compensation of Directors

Our Board of Directors sets directors’ compensation based on its review of publicly-available information about what other companies pay their directors.

Directors who are also employees of the Company are compensated as officers of the Company and receive no additional compensation for serving as directors.

Effective April 2007, non-employee directors receive an annual retainer of $30,000 for service on the Board of Directors, plus $2,500 for attendance at each regularly scheduled meeting of the Board of Directors or each committee meeting not otherwise held on the day of a board meeting or other committee meeting, $1,000 for attendance at each committee meeting held on the day of a board meeting or other committee meeting, and $1,000 for attendance by telephone at any specially called telephonic board meeting or committee meeting. The Chairs of the Audit Committee, Compensation Committee and Nominating Committee receive additional annual retainers of $10,000, $7,500 and $5,000, respectively. In addition, the Company has adopted a policy pursuant to which each non-employee director is initially granted options to purchase 10,000 shares of the Company’s common stock and is annually granted additional options to purchase 3,000 shares of such stock and annually granted 3,000 restricted shares of the Company’s common stock. The options are to have an exercise price equal to the fair market value of the Company’s common stock on the date of grant, and both the options and the restricted shares vest in four equal annual installments. Annual grants have been and will be made on the date of the Company’s annual meeting of stockholders. Directors are also reimbursed for all out-of-pocket expenses incurred in attending such meetings. Dr. Miller has waived his right to receive his director fees, stock options and restricted stock.

Director Compensation for Fiscal 2010

					Change in
					Pension
					Value and
	Fees				Nonqualified
	Earned			Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
	in Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	($)	($)(1)(3)	($)(2)(3)	($)	($)	($)	($)

Sandra N. Bane	$50,500	$39,000	$18,777	0	0	0	$108,277
G. Michael Brown	$53,000	$39,000	$18,777	0	0	0	$110,777
Jennifer H. Dunbar	$56,500	$39,000	$18,777	0	0	0	$114,277
David R. Jessick	$56,000	$39,000	$18,777	0	0	0	$113,777
Michael D. Miller	0	0	0	0	0	0	0

(1)	The dollar value of Stock Awards shown represents the aggregate grant date fair value calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or FASB ASC Topic 718, on the basis of the Company’s common stock price on the grant dates and without any adjustment for estimated forfeitures. Each Stock Award entitles the director to receive one share of our common stock at the time of vesting without the payment of an exercise price or other cash consideration. The amounts reported in the “Stock Awards” column do not necessarily reflect the dollar amounts of compensation actually realized or that may be realized. The actual value that a director will realize on each Stock Award will depend on the price per share of our common stock at the time shares underlying the Stock Awards are sold.

(2)	The dollar value of Option Awards shown represents the aggregate grant date fair value calculated in accordance with FASB ASC Topic 718, on the basis of the fair value of the option on the grant dates and without any adjustment for estimated forfeitures. Each Option Award entitles the director to purchase one share of our common stock at the time of vesting upon payment of the applicable exercise price. The amounts reported in the “Option Awards” column do not necessarily reflect the dollar amounts of compensation actually realized or that may be realized. The actual value, if any, that a director may realize with respect to each option will depend on the excess of the stock price over the exercise price on the date the option is exercised and the shares underlying such option are sold.

(3)	Prior to 2008, our non-employee directors other than Dr. Miller received annual stock option awards and, commencing in 2008, a combination of stock option and restricted stock awards. The following table shows, as of January 2, 2011, the total number of shares of our common stock subject to unvested restricted stock and vested and unvested stock option awards outstanding for each non-employee director:

	Total Restricted	Total Option
	Stock Awards	Awards
Director	Outstanding	Outstanding

Sandra N. Bane	6,750	35,000
G. Michael Brown	6,750	35,000
Jennifer H. Dunbar	6,750	35,000
David R. Jessick	6,750	30,000
Michael D. Miller	0	0

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon review of copies of Section 16(a) reports furnished to the Company during or with respect to the year ended January 2, 2011, the Company believes that all Section 16(a) reporting requirements were met during fiscal 2010, except that a Form 4 for Steven G. Miller reporting six same-day transactions on February 19, 2010 was filed one day late.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Procedures

Our Audit Committee’s written charter requires that the Audit Committee review on an ongoing basis and approve or disapprove all related party transactions that are required to be disclosed by Item 404 of Regulation S-K. The written Audit Committee Meeting Planner prepared and approved by the Audit Committee provides that this will occur annually at the first quarterly Audit Committee meeting each year and at such other times as needed. During each such review, the Company’s General Counsel discusses the requirements of Item 404 of Regulation S-K and reports on all related party transactions or arrangements that have been determined to require review, following which the Audit Committee formally approves or disapproves each such transaction or arrangement. The items described below were approved by the Audit Committee following this policy and procedure, except for those payments or transactions consummated pursuant to agreements that were entered into prior to our initial public offering and the establishment of the Audit Committee, which occurred in 2002.

The Company has no formal policy regarding the standards to be applied by the Audit Committee in determining whether to approve or disapprove related party transactions. However, in determining whether a proposed related party transaction is in the best interests of the Company and whether to approve or disapprove the transaction, our Audit Committee has generally considered, among other factors, the terms that it believed would be available to the Company in an arms’ length transaction with an unrelated third party. In particular, the Audit Committee has historically required that (i) the terms of the relevant transaction be, in the opinion of the Audit Committee, no less favorable to the Company than those likely to be available from an unaffiliated third party and (ii) the Company would be expected to obtain a comparable or more favorable result than it would in an arms’ length transaction with an unrelated third party. In applying this standard, the Audit Committee also considers whether the transaction would be conducted in the same manner as it would be for such an unrelated third party. Other factors typically considered by the Audit Committee in making such determination include the benefit of the transaction to the Company (including the cost, nature, quantity and quality of the goods or services involved), and the terms, conditions and circumstances of the transaction. In making such a determination, the Audit Committee relies on information provided to it by Company management as well as the general knowledge and experience of Audit Committee members.

Fiscal 2010 Transactions

G. Michael Brown is a director of the Company and a partner of the law firm of Musick, Peeler &Garrett LLP. From time to time, the Company retains Musick, Peeler & Garrett LLP to handle various litigation matters. The Company received services from the law firm of Musick, Peeler & Garrett LLP amounting to $0.6 million in fiscal year 2010, and amounts due to Musick, Peeler & Garrett LLP totaled $75,000 as of January 2, 2011.

Prior to his death in fiscal 2008, the Company had an employment agreement with Robert W. Miller (“Mr. Miller”), co-founder of the Company and the father of Steven G. Miller, Chairman of the Board, President, Chief Executive Officer and a director of the Company, and Michael D. Miller, a director of the Company. The employment agreement provided for Mr. Miller to receive an annual base salary of $350,000. The employment agreement further provided that, following his death, the Company will pay his surviving wife $350,000 per year and provide her specified benefits for the remainder of her life. During fiscal 2010, the Company made a payment of $350,000 to Mr. Miller’s wife. The Company recognized expense of $0.3 million in fiscal 2010 to provide for a liability for the future obligations under this agreement. Based upon actuarial valuation estimates related to this agreement, the Company recorded a liability of $1.7 million as of January 2, 2011.

Bradley A. Johnson, the son of Richard A. Johnson, the Company’s Executive Vice President, is employed by the Company as a Buyer. For his services in 2010, Mr. Johnson earned cash compensation (salary and bonus) of $140,513, received employee benefits customary for similarly-situated Company employees, and was awarded 1,000 restricted shares of Company common stock (vesting over 4 years). The salary and bonus received by Bradley A. Johnson is consistent with those paid to other Company employees with similar responsibilities.

In addition to the indemnification provisions contained in the Company’s Amended and Restated Certificate of Incorporation and Bylaws, the Company has indemnification agreements with each of its directors and executive officers. These agreements, among other things, provide for indemnification of the Company’s directors and executive officers for expenses, judgments, fines and settlement amounts (collectively, “Liabilities”) incurred by any such person in any action or proceeding arising out of such person’s services as a director or executive officer or at the Company’s request, if the applicable director or executive officer acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company. These agreements also require the Company to advance expenses incurred by any of its directors or executive officers in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by the Company. In fiscal 2010, the Company did not advance any amounts to directors and executive officers under this provision.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of the Company’s common stock as of April 26, 2011 by:

•	each of the Named Executive Officers in the Summary Compensation Table on page 20;

•	each of the Company’s directors;

•	each person, or group of affiliated persons, who is known by the Company to beneficially own more than 5% the Company’s common stock; and

•	all current directors and executive officers as a group.

Except as otherwise indicated in the footnotes below, each beneficial owner has the sole power to vote and to dispose of all shares held by that holder. Percentage ownership is based on 21,984,070 shares of common stock outstanding as of April 26, 2011.

	Beneficial Ownership
	of Common Stock
Name(1)	Shares		Percent (%)(2)

Steven G. Miller	1,311,043	(3)	5.93
Sandra N. Bane	39,500	(4)	*
G. Michael Brown	37,250	(5)	*
Jennifer H. Dunbar	51,893	(6)	*
David R. Jessick	34,500	(7)	*
Michael D. Miller	347,317	(8)	1.58
Barry D. Emerson	118,905	(9)	*
Richard A. Johnson	158,500	(10)	*
Gary S. Meade	58,550	(11)	*
Thomas J. Schlauch	52,162	(12)	*
All directors and executive officers as a group (12 persons)	2,288,904	(13)	10.17

5% Stockholders
Blackrock Inc.(14)	1,704,259		7.75
FMR LLC(15)	1,550,053		7.05
Sagard Capital Partners, L.P.(16)	1,895,924		8.62
Stadium Capital Management, LLC(17)	3,369,383		15.33
Wasatch Advisors, Inc.(18)	1,866,927		8.49

*	Indicates less than 1%.

To the Company’s knowledge, none of the shares held by directors and executive officers have been pledged as security for any obligation.

(1)	The address for each stockholder is 2525 East El Segundo Boulevard, El Segundo, California 90245, except as otherwise indicated below.

(2)	Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of April 26, 2011 are deemed to be outstanding and beneficially owned by the person holding such options or who otherwise has beneficial ownership thereof for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Includes 770,000 shares of common stock held by Steven G. Miller and Jacquelyne G. Miller, as trustees of the Steven G. Miller and Jacquelyne G. Miller Trust dated September 13, 1990, 374,232 shares of common stock held by Robert W. and Florence Miller Family Partners, L.P., of which Steven G. Miller is a limited partner and shares dispositive power with respect to the shares pursuant to a trading authorization dated November 12, 2004 executed by Robert W. Miller and Florence H. Miller, as general partners, and 139,687 shares which may be acquired upon the exercise of options exercisable within 60 days of April 26, 2011. Mr. Miller disclaims beneficial ownership in the shares owned by Robert W. and Florence Miller Family Partners, L.P. except to the extent of his pecuniary interest therein. Jacquelyne G. Miller shares beneficial ownership of the 770,000 shares of common stock held by the Steven G. Miller and Jacquelyne G. Miller Trust dated September 13, 1990.

(4)	Includes 30,500 shares which may be acquired upon the exercise of options exercisable within 60 days of April 26, 2011.

(5)	Includes 30,500 shares which may be acquired upon the exercise of options exercisable within 60 days of April 26, 2011.

(6)	Includes 13,143 shares of common stock held by Jennifer H. Dunbar, Trustee of the Lilac II Trust dated June 28, 2000 and 30,500 shares which may be acquired upon the exercise of options exercisable within 60 days of April 26, 2011.

(7)	Includes 25,500 shares which may be acquired upon the exercise of options exercisable within 60 days of April 26, 2011.

(8)	Represents 200,000 shares of common stock held by Michael D. Miller, Trustee of the Miller Living Trust dated December 11, 1997 and 147,317 shares of common stock held by Michael D. Miller, Trustee of the Florence H. Miller 2010 Annuity Trust Big 5.

(9)	Includes 400 shares of common stock held by family members residing with Mr. Emerson and 104,000 shares which may be acquired upon the exercise of options exercisable within 60 days of April 26, 2011.

(10)	Includes 28,750 shares which may be acquired upon the exercise of options exercisable within 60 days of April 26, 2011.

(11)	Includes 41,000 shares which may be acquired upon the exercise of options exercisable within 60 days of April 26, 2011.

(12)	Includes 5,000 shares of common stock held by Thomas J. Schlauch, Trustee of the Schlauch Family Trust and 37,750 shares which may be acquired upon the exercise of options exercisable within 60 days of April 26, 2011.

(13)	Includes 517,312 shares which the directors and executive officers may be deemed to have beneficial ownership with respect to options to purchase the Company’s common stock exercisable within 60 days of April 26, 2011.

(14)	The address for Blackrock Inc. is 40 East 52nd Street, New York, NY 10022, as reported in the Schedule 13G/A filed with the Securities and Exchange Commission on February 2, 2011 by the reporting person. The reporting person’s holdings are based upon the holdings disclosed in the Schedule 13G/A.

(15)	The address for FMR LLC is 82 Devonshire Street, Boston, MA 02109, as reported in the Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2011. According to the Schedule 13G/A, the reporting person is the beneficial owner of 1,533,403 shares of the Company’s common stock as a result of acting as an investment advisor of various investment companies. The reporting person, along with Edward C. Johnson 3d (the Chairman), have the power to dispose of such shares. In addition, the reporting person and Edward C. Johnson 3d each have dispositive power over an additional 16,650 shares of Company common stock held by Pyramis Global Advisors Trust. The reporting person’s holdings are based upon the holdings disclosed in the Schedule 13G/A.

(16)	The address for Sagard Capital Partners, L.P. is 325 Greenwich Avenue, Greenwich CT 06830, as reported in the Schedule 13D filed with the Securities and Exchange Commission on March 6, 2008 and amended on March 26, 2008, April 21, 2008 and August 12, 2010 (as so amended, the “Schedule 13D”). According to Item 3 of the Schedule 13D, Sagard Capital Partners, L.P. is the direct owner of the securities. Sagard Capital Partners GP, Inc. (the stockholder’s general partner) and Sagard Capital Partners Management Corporation (the stockholder’s manager) have shared beneficial ownership of the same securities by virtue of their relationship to the stockholder. In addition, Power Corporation of Canada and Mr. Paul G. Desmarais, by virtue of their direct and indirect securities holdings, may be deemed to control each of the aforementioned entities. The reporting person’s holdings are based upon the holdings disclosed in the Schedule 13D.

(17)	The address for Stadium Capital Management, LLC is 19785 Village Office Court, Suite 101, Bend, OR 97702, as reported in the Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2010. According to the Schedule 13G/A, Stadium Capital Management, LLC is an investment adviser whose clients, including Stadium Relative Value Partners, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares reported above. Stadium Relative Value Partners has such a right with respect to 2,286,350 of the 3,369,383 shares reported above. Alexander M. Seaver and Bradley R. Kent are the managing members of Stadium Capital Management, LLC, and Stadium Capital Management, LLC is the general partner of Stadium Relative Value Partners. Stockholder’s holdings are based upon the holdings disclosed in the Schedule 13G/A.

(18)	The address for Wasatch Advisors, Inc. is 150 Social Hall Avenue, Salt Lake City, UT 84111, as reported in the Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2011. The reporting person’s holdings are based upon the holdings disclosed in the Schedule 13G/A.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding the Company’s equity compensation plans as of January 2, 2011. For a description of the material features of these plans, see “Executive and Director Compensation and Related Matters — Stock Options and Equity Compensation.”

Number of
securities
remaining
	Number of		available for
	securities to be		future issuance
	issued upon		under equity
	exercise of	Weighted-average	compensation
	outstanding	exercise price of	plans (excluding
	options,	outstanding	securities
	warrants and	options, warrants	reflected in the
Plan category	rights	and rights	first column)(1)

Equity compensation plans approved by security holders(2)	1,795,550	$14.25	858,900
Equity compensation plans not approved by security holders	—	—	—
Total	1,795,550	$14.25	858,900

(1)	The number of securities remaining available for grant at January 2, 2011, does not include the additional securities authorized for issuance under the amendment and restatement of the 2007 Equity and Performance Incentive Plan contemplated by Proposal 4 in this Proxy Statement.

(2)	The Company has stock options outstanding under two equity compensation plans: the 2002 Stock Incentive Plan and the 2007 Equity and Performance Incentive Plan. However, except as to outstanding awards, the 2002 Stock Incentive Plan was terminated immediately after the Company’s 2007 annual meeting of stockholders. Accordingly, no additional options may be granted under that plan. Shares subject to options under the 2002 Stock Incentive Plan that are forfeited or cancelled, or otherwise expire without issuance of the underlying shares shall become available for issuance under the 2007 Equity and Performance Incentive Plan.

PROPOSAL 2:

ADVISORY VOTE ON EXECUTIVE COMPENSATION
(Item No. 2 on Proxy Card)

The Dodd-Frank Wall Street Reform and Consumer Protection Act added Section 14A of the Exchange Act, which requires us to provide our shareholders with an advisory vote on executive compensation as described in this Proxy Statement (commonly referred to as Say-on-Pay), as well as an advisory vote on the frequency of the Say-on-Pay vote. As discussed below in Proposal 3, the Board is recommending an annual advisory vote on executive compensation as a means of establishing a regular dialogue with our stockholders on corporate governance matters, including executive compensation philosophy, policies and practices.

As noted above under “Executive and Director Compensation and Related Matters — Compensation Discussion and Analysis,” our compensation program utilizes elements including base salary, annual bonus awards, long term stock-based incentive awards, and health and other benefits to achieve the following goals:

•	attracting, motivating and rewarding highly talented, qualified and experienced executive officers responsible for our success;

•	encouraging retention of top executives who may have attractive opportunities at other companies;

•	providing rewards for successful performance;

•	aligning annual short term incentive rewards with actual Company operating performance;

•	using longer-term stock-based incentive awards to align executive officers’ interests with those of the stockholders; and

•	providing total compensation to each executive officer that is internally equitable and reasonable in light of the executive officer’s level of experience and qualifications as well as general market practice, including compensation levels of certain peer companies.

The Board and the Compensation Committee believe that our compensation programs, which have been relatively stable over time, have accomplished the foregoing goals as more fully-discussed above under “Executive and Director Compensation and Related Matters — Compensation Discussion and Analysis.”

We strongly encourage shareholders to review this Proxy Statement, and in particular the information contained in the “Executive and Director Compensation and Related Matters” section, including the tabular and narrative disclosure, for a more detailed discussion of our compensation philosophy, objectives and programs.

Required Vote

The adoption of the resolution set forth below approving the Company’s compensation of its Named Executive Officers will require the affirmative vote of a majority of the votes cast “FOR” or “AGAINST” with respect to this proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING ADVISORY RESOLUTION:

“RESOLVED, that the shareholders approve the compensation of the Company’s Named Executive Officers as described in the “Executive and Director Compensation and Related Matters” section of this Proxy Statement, including the “Compensation Discussion and Analysis” subsection thereof and the tabular and narrative disclosures therein required by Item 402 of SEC Regulation S-K.”

PROPOSAL 3:

ADVISORY VOTE ON THE FREQUENCY OF THE VOTE ON EXECUTIVE COMPENSATION
(Item No. 3 on Proxy Card)

As discussed above in Proposal 2, recently enacted legislation requires us to provide a separate non-binding shareholder vote at least once every six years to determine whether our shareholders’ Say-on-Pay vote should occur every one, two or three years. In addition, shareholders may abstain from voting on this proposal.

After careful consideration of this proposal, the Board of Directors recommends that future advisory votes on Named Executive Officer compensation occur annually. The Board believes that an annual advisory vote on executive compensation is consistent with having a regular dialogue with our stockholders on corporate governance matters, including executive compensation philosophy, policies and practices. However, we intend to continue to design our compensation programs with a view toward incenting performance over the longer term.

Required Vote

Stockholders will be able to specify one of four choices for this proposal on the proxy card: one year, two years, three years or abstain. Stockholders are not voting to approve or disapprove the Board’s recommendation. This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board of Directors. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with shareowners and adoption of material changes to compensation programs.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO CONDUCT AN ADVISORY VOTE ON EXECUTIVE COMPENSATION ANNUALLY (I.E., EVERY “ONE YEAR”).

PROPOSAL 4

AMENDMENT AND RESTATEMENT OF 2007 EQUITY AND PERFORMANCE INCENTIVE PLAN
(Item No. 4 on Proxy Card)

Background

In 2007, the Company adopted the Company’s original 2007 Equity and Performance Incentive Plan (“Original 2007 Plan”). The Original 2007 Plan authorized for issuance up to an aggregate of 2,399,250 shares of the Company’s common stock, plus any shares subject to awards previously granted under the Company’s 2002 Stock Incentive Plan and the Company’s 1997 Management Equity Plan (the “Prior Plans”) which are or were forfeited, expire or otherwise terminate without the issuance of shares on or after the April 24, 2007 effective date of the Original 2007 Plan. Prior to the adoption of the Original 2007 Plan, all of the shares initially authorized for issuance under the Original 2007 Plan had been available for grant under the Prior Plans, which plans were frozen upon the adoption of the Original 2007 Plan. Consequently, the adoption of the Original 2007 Plan did not increase the size of the Company’s employee and director equity pool, and, prior to the amendment and restatement of the 2007 Equity and Performance Incentive Plan that is the subject of this Proposal 4, the size of the Company’s employee and director equity award pool had not changed since the Company’s initial public offering in 2002.

As of April 26, 2011, 489,800 shares remained available for future grants of awards under the Original 2007 Plan (excluding any additional shares that may thereafter become available under the Original 2007 Plan as a result of future forfeiture, expiration or other termination of awards under the Prior Plans). Based on its currently projected needs, the Company anticipates that it will exhaust these available shares during its 2012 fiscal year. Also as of April 26, 2011, there were outstanding under the Original 2007 Plan (i) options to purchase 782,540 shares, with a weighted average exercise price of $7.10 per share and a weighted average remaining term of 7.5 years, and (ii) 318,825 unvested restricted shares.

Accordingly, effective April 26, 2011, the Board of Directors adopted an amendment and restatement of the 2007 Plan (the “Amended 2007 Plan”) which, subject to approval of our stockholders, will (i) increase by 1,250,000 the maximum number of shares of the Company’s common stock that may be issued or subject to awards under the 2007 Plan, (ii) extend the term of the 2007 Plan through April 26, 2021, (iii) approve the continuation of the terms of Article X of the Original 2007 Plan for purposes of Section 162(m) of the Internal Revenue Code, and (iv) implement certain other technical updates and enhancements to the Original 2007 Plan, including an exception to certain vesting requirements for up to 10% of the shares authorized under the Amended 2007 Plan.

Proposal

Our stockholders are requested to approve the Amended 2007 Plan which (i) increases by 1,250,000 the maximum number of shares of the Company’s common stock that may be issued or subject to awards under the 2007 Plan, (ii) extends the term of the 2007 Plan through April 26, 2021 (i.e., by approximately four years), (iii) approves the continuation of the terms of Article X of the Original 2007 Plan for purposes of Section 162(m) of the Internal Revenue Code, and (iv) implements certain technical updates and enhancements, including an exception to certain vesting requirements for up to 10% of the shares authorized under the Amended 2007 Plan. The terms of the Amended 2007 Plan are described below under “— Summary of the Amended 2007 Plan.” A copy of the Amended 2007 Plan is attached in this Proxy Statement as Appendix A.

The Board of Directors believes that the proposed amendments set forth in the Amended 2007 Plan, including the proposed increase in shares authorized, are necessary to ensure that the Company maintains the ability in the future to continue to attract and retain highly qualified officers and other employees by providing adequate incentives through the issuance of stock awards. As of April 26, 2011, 489,800 shares remained available for future grants of awards under the Original 2007 Plan (excluding any additional shares that may become available under the Original 2007 Plan as a result of future forfeiture, expiration or other termination of awards under the Original 2007 Plan or the Prior Plans). The increase in shares under the plan is therefore necessary to ensure that enough shares will be available for the issuance of stock awards so as to incentivize and retain key employees of the Company, which can assist in maximizing the full potential of stockholder value.

In addition, Section 162(m) of the Internal Revenue Code requires that the stockholders approve the continuation of the material terms of performance based compensation not less than every five years. These terms are set forth in Article X of the Amended 2007 Plan and described below under “— Summary of the Amended 2007 Plan — Performance Awards and Code Section 162(m) Provisions.” By approving the Amended 2007 Plan, stockholders will be approving the continuation of these terms for five additional years. See “— Summary of the Amended 2007 Plan — Duration, Termination and Amendment of the 2007 Plan; Effectiveness of the Amendment.”

Required Vote

Affirmative votes representing a majority of the votes cast “FOR”, “AGAINST” or “ABSTAIN” with respect to the proposal in person or by proxy and entitled to vote at the Annual Meeting will be required to approve this proposal. A vote to “ABSTAIN” on the proposal will be considered as a vote cast with respect to such matter, and will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have no effect on the proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE 2007 EQUITY AND PERFORMANCE INCENTIVE PLAN.

Purpose of the Amended 2007 Plan

The Board of Directors believes that the Amended 2007 Plan, is necessary to ensure that the Company maintains the ability in the future to continue to attract and retain highly qualified officers and other employees by providing adequate incentives through the issuance of stock options, stock appreciation rights, restricted stock, other stock unit awards, and performance awards, so as to incentivize and retain key employees of the Company, which can assist in maximizing the full potential of shareholder value. The Amended 2007 Plan also permits the award of other stock unit awards or performance awards payable in cash or shares, or the award of restricted stock with restrictions lapsing on the attainment of performance goals, to certain executive officers of the Company which will qualify as “performance based” compensation under Section 162(m) of the Internal Revenue Code, as discussed below.

Summary of the Amended 2007 Plan

The principal features of the Amended 2007 Plan are summarized below. This summary, however, is not intended to be a complete discussion of all of the terms of the Amended 2007 Plan. A copy of the Amended 2007 Plan is attached hereto as Appendix A.

Shares Subject to the Amended 2007 Plan

Up to an aggregate of 3,649,250 shares of common stock of the Company are authorized for issuance under the Amended 2007 Plan, plus the number of shares which were subject to awards granted under the Prior Plans as of April 24, 2007 and which awards are or were forfeited, expired or cancelled without the issuance of shares after the April 24, 2007 effective date of the Original 2007 Plan. This represents an increase of 1,250,000 shares from the amount authorized under the Original 2007 Plan. The maximum aggregate number of shares issuable under the Amended 2007 Plan which may be subject to ISOs (as defined below) is 2,399,250 shares, regardless of any such transfer of shares from the Prior Plans to the Amended 2007 Plan.

Any shares that are subject to awards of options or stock appreciation rights shall be counted against this limit as one share for every one share granted. Any shares that are subject to awards other than options or stock appreciation rights (including shares delivered on the settlement of dividend equivalents) shall be counted against this limit as 2.5 shares for every one share granted. The aggregate number of shares available under the Amended 2007 Plan and the number of shares subject to outstanding options will be increased or decreased to reflect any changes in the outstanding common stock of the Company by reason of any recapitalization, spin-off, reorganization, reclassification, stock dividend, stock split, reverse stock split, or similar transaction.

If any shares subject to an award under the Amended 2007 Plan or to an award under the Prior Plans are forfeited, expire or are cancelled without issuance of such shares, the shares shall again be available for awards under the Amended 2007 Plan. Any shares that again become available for grant shall be added back as one share if such shares were subject to options or stock appreciation rights granted under the Amended 2007 Plan or options or stock appreciation rights granted under the Prior Plans and as 2.5 shares if such shares were subject to awards other than options or stock appreciation rights granted under the Amended 2007 Plan. Shares which are received or withheld by the Company to satisfy tax liabilities arising from the grant or exercise of an option or award, or as a result of the use of shares to pay the option price, shall not again be available to awards under the Amended 2007 Plan.

Eligibility and Participation

All employees (including officers), directors, and consultants of the Company or any subsidiary are eligible for selection to receive awards under the Amended 2007 Plan, subject to the following restrictions: (1) no ISO may be granted to any person who, at the time of grant, is not an employee of the Company or any subsidiary, and (2) no participant may be granted options or stock appreciation rights during any fiscal year of the Company with respect to more than 500,000 shares, (3) no participant may be granted restricted stock, performance awards and/or other stock unit awards that are denominated in shares in any fiscal year of the Company with respect to more than 250,000 shares, and (4) the maximum dollar value payable to any participant in any fiscal year of the Company with respect to performance awards and/or other stock unit awards that are valued with reference to cash or property other than shares is $2,000,000. The share limitations set forth above are subject to adjustment in the event of a reorganization, spin-off, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or similar transaction during any fiscal year of the Company or portion thereof. If an option or stock appreciation right expires or terminates for any reason without having been exercised in full, or if any award is cancelled, the unpurchased shares subject to that expired or terminated option or stock appreciation right or cancelled award continue to be counted against the maximum number of shares for which options or stock appreciation rights or other awards may be granted to a participant during a fiscal year of the Company. Subject to such limitations, an individual who has been granted an option or stock appreciation right or other award may, if such individual is otherwise eligible, be granted additional options or stock appreciation rights or other awards as the Committee may determine.

Administration of the Amended 2007 Plan

The Amended 2007 Plan shall be administered by the Compensation Committee of the Board of Directors (the “Committee”), consisting of two or more directors of the Company who are (a) “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act, and (b) “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code and (c) “independent directors” under Nasdaq or other applicable stock exchange rules; except that, so long as the Committee contains at least two such directors that meet the above requirements, the Committee may also include one additional director who does not meet those criteria if he or she abstains or recuses himself or herself in connection with voting on grants and awards to all Covered Employees (as defined in the Amended 2007 Plan) and to all officers of the Company who are subject to Section 16 of the Exchange Act. The Committee has extremely broad discretion and power in interpreting and operating the Amended 2007 Plan and in determining the employees, directors and consultants who shall be participants, and the terms of individual options, stock appreciation rights, restricted stock, other stock unit awards, performance awards, and dividend equivalents. To the extent permitted by applicable law, the Committee may delegate to one or more directors or officers the authority to grant awards to employees or officers who are not directors, “covered employees” whose compensation is subject to the limits of Section 162(m) of the Internal Revenue Code, or officers subject to the short-swing rules of Section 16 of the Exchange Act. For a description of the limitation on deductibility under Section 162(m) of the Internal Revenue Code for compensation paid to certain executive officers, see “— Federal Income Tax Matters — $1,000,000 Limit on Deductible Compensation.”

Types of Awards

Awards under the Amended 2007 Plan may consist of options, stock appreciation rights, restricted stock, other stock unit awards, performance awards, or dividend equivalents. The nature of each of such type of award is discussed below. Each award will be made by an award agreement whose form and content shall be determined by the Committee in its discretion, consistent with the provisions of the Amended 2007 Plan. The terms of award agreements for a particular type of award need not be uniform.

Type of Options

Two types of options may be granted under the Amended 2007 Plan: options intended to qualify as incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code, and options not so qualified for favorable federal income tax treatment (“NSOs”). To date, all options issued under the Original 2007 Plan have been non-qualified options.

Stock Appreciation Rights

The Committee, in its discretion, may also issue stock appreciation rights to employees, consultants and directors of the Company. A stock appreciation right is a right to receive a payment based on the increase in the fair market value of a share after the date of grant. The Committee may determine, in its discretion, that a stock appreciation right will be paid out in cash or in shares on its exercise. The number of shares that may be issued on the exercise of a stock appreciation right shall be determined by dividing: (a) the total number of shares as to which the stock appreciation right is exercised, multiplied by the amount by which the fair market value of one share on the exercise date exceeds the fair market value of one share on the date of grant of the stock appreciation right, by (b) the fair market value of one share on the exercise date; provided, however, that fractional shares shall not be issued and in lieu thereof, a cash adjustment shall be paid. In lieu of issuing shares on the exercise of a stock appreciation right, the Committee may in its sole discretion elect to pay the cash value of such shares. The Committee will not, however, take any action regarding a stock appreciation right, or otherwise under the Amended 2007 Plan, that could subject a participant to a penalty tax under Section 409A of the Internal Revenue Code.

Restricted Stock

The Committee, in its discretion, may also grant awards of restricted stock to participants. Restricted stock shall be shares granted or sold to a participant that are subject to vesting restrictions based on continued employment or attainment of performance goals. Subject to the 10% exception described below, restricted stock that is not intended to be “performance based” compensation will not fully vest over a period of less than three years to the extent such vesting occurs solely as a result of the continuous status as an employee, director or consultant (i.e., excluding accelerated vesting in circumstances such as a change of control, retirement, death or disability).

Other Stock Unit Awards

The Committee, in its discretion, may grant other stock unit awards, which are awards valued in whole or part by reference to, or otherwise based on, shares. Other stock unit awards shall be subject to such conditions and restrictions as may be determined by the Committee, and may be payable in the form of cash or shares. Subject to the 10% exception described below, other stock unit awards that are not intended to be “performance based” compensation will not fully vest over a period of less than three years to the extent such vesting occurs solely as a result of the continuous status as an employee, director or consultant (i.e., excluding accelerated vesting in circumstances such as a change of control, retirement, death or disability).

Performance Awards and Code Section 162(m) Provisions

The Committee, in its discretion, may issue performance awards to participants, the payment of which will be determined by the achievement of performance goals over a performance period. Upon the grant of a performance award, the Committee shall determine the relevant performance goals and the performance period.

The performance goals shall be based on the attainment of specified levels, or growth, of one or any combination of the following factors, or an objective formula determined at the time of the award that is based on modified or unmodified calculations of one or any combination of the following factors: net sales; pretax income before or after allocation of corporate overhead and bonus; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the shares or any other publicly-traded securities of the Company; market share; gross profits; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization (“EBITDA”); an adjusted formula of EBITDA determined by the Committee; economic value-added models; comparisons with various stock market indices; reductions in costs, and/or return on invested capital of the Company or any affiliate, division or business unit of the Company for or within which the participant is primarily employed. Such performance goals also may be based solely by reference to the Company’s performance or the performance of an affiliate, division or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. Unless the Committee determines otherwise when it sets the performance goals for an award, objective adjustments shall be made to any of the foregoing measures for items that will not properly reflect the Company’s financial performance for these purposes, such as the write-off of debt issuance costs, pre-opening and development costs, gain or loss from asset dispositions, asset or other impairment charges, litigation settlement costs, and other non-routine items that may occur during the performance period. Also, unless the Committee determines otherwise in setting the performance goals for an award, such performance goals shall be applied by excluding the impact of (a) restructurings, discontinued operations, and charges for extraordinary items, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) a change in accounting standards required or recommended by generally accepted accounting principles.

Subject to the 10% exception described below, the performance period shall be determined by the Committee, but shall not be shorter than one year nor longer than five years.

Performance awards will generally be paid only after the end of the relevant performance period, and may be paid in cash, shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment.

The Compensation Committee may determine, in its discretion, that performance awards granted to executive officers of the Company whose compensation is subject to the deductibility limit of Section 162(m) of the Internal Revenue Code will qualify as “performance based” compensation. The Compensation Committee may likewise determine that the vesting of restricted stock, and the vesting or payment of any other stock unit award, granted to such an executive officer will be subject to the achievement of the objective performance goals over a performance period, and thus satisfy the requirements to be “performance based” compensation.

In the case of any performance award, restricted stock, or other stock unit award that is intended to constitute “performance based” compensation, the performance goals and other terms and conditions of the award will be set by the Committee within the time prescribed by Section 162(m) and the regulations thereunder. If the performance period is 12 months or longer, such performance goals must be set by the Committee within the first 90 days of the performance period.

The Committee may adjust downward, but not upward, the amount payable to any executive officer of the Company under any award that is intended to constitute “performance based” compensation. The Committee may not waive the achievement of the applicable performance goals, except in the case of death or disability of the participant, or the occurrence of a change in control of the Company.

Before the vesting, payment, settlement or lapsing of any restrictions with respect to any award that is intended to constitute “performance based” compensation, the Committee shall certify in writing that the applicable performance criteria have been achieved to the extent necessary for such award to qualify as “performance based” compensation within the meaning of Section 162(m) of the Internal Revenue Code.

The Committee shall have the power to impose such other restrictions on awards intended to constitute “performance based” compensation as it may deem necessary or appropriate to ensure that such awards satisfy all requirements to constitute “performance based” compensation within the meaning of Section 162(m), or which are not inconsistent with such requirements.

Unless affirmative votes representing a majority of the votes cast under applicable law or rules approve the continuation of the “performance based” compensation provisions of the Amended 2007 Plan at the first duly constituted meeting of the stockholders of the Company that occurs in the fifth year following the effective date of the Amended 2007 Plan, no awards other than stock options or stock appreciation rights, or restricted stock that is not intended to be “performance based” compensation, shall be made following the date of such meeting to executive officers of the Company whose compensation is subject to the deduction limit of Section 162(m). Under currently applicable law or rules, to be duly constituted, a majority of the shares of capital stock outstanding and entitled to vote would have to be present in person or by proxy at the meeting at which stockholders vote to approve the continuation of the “performance based” compensation provisions of the Amended 2007 Plan.

10% Exception for Vesting and Performance Periods

The three-year vesting requirements for restricted stock and other stock unit awards, and the one-year minimum performance period for performance awards, shall not apply with respect to grants in the aggregate of up to 10% of the shares authorized under the Amended 2007 Plan, including shares which become authorized under the Amended 2007 Plan by virtue of cancellations, forfeitures and terminations of awards under the Prior Plans (i.e., approximately 365,000 shares plus 10% of the number of shares which have been since April 24, 2007, or hereafter are, transferred from the Prior Plans).

Dividend Equivalents

The Committee, in its sole discretion, may determine that a participant who receives an award will also be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to stock or other property dividends on shares (“dividend equivalents”) with respect to the number of shares covered by the award. The Committee may also provide that such amounts (if any) shall be deemed to have been reinvested in additional shares or otherwise reinvested. Dividend equivalents credited in connection with an award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the award with respect to which such dividend equivalents have been credited. In the event of a recapitalization, reorganization, spin-off, reclassification, stock dividend, stock split, reverse stock split or similar transaction, the Committee may, in its discretion, make an appropriate adjustment to dividend equivalents.

Option and Other Award Price

The purchase price for shares covered by each option shall not be less than 100% of the fair market value of such shares on the date of grant, but if an ISO is granted to a more than 10% shareholder of the Company or its subsidiaries (measured by ownership of voting power), the purchase price of an ISO shall not be less than 110% of the fair market value of such shares on the date of grant. The base price for a stock appreciation right shall not be less than 100% of the fair market value of shares as of the date of grant. The Committee, in its discretion, may determine the purchase price, if any, for restricted stock, other stock unit awards, and performance awards.

Exercisability of Options and Stock Appreciation Rights; Vesting of Restricted Stock and Other Awards

The Committee shall determine when and under what conditions any option or stock appreciation right shall become exercisable and when restricted stock, other stock unit awards, and performance awards shall become vested. However, the aggregate fair market value of shares of common stock of the Company (determined at the date of grant) for which ISOs (whenever granted) are exercisable for the first time by a participant during any calendar year shall not exceed $100,000; any options in excess of this limit shall be treated as NSOs. The purchase price of shares on the exercise of an option shall be paid in full at the time of exercise in cash or by check payable to the order of the Company, or, subject to the approval of the Committee and subject to applicable law, by the delivery of shares of common stock of the Company already owned by the participant, through a “broker’s” exercise involving the immediate sale or pledge of shares with a value sufficient to pay the exercise price, or by any other method permitted by applicable law. The Committee shall determine, in its discretion, the form of any payment for restricted stock, other stock unit awards, and performance shares.

Duration of Options and Stock Appreciation Rights

Each option or stock appreciation right shall expire on the date specified by the Committee, but all options and stock appreciation rights shall expire within 10 years of the date of grant. ISOs granted to more than 10% shareholders of the Company (measured by ownership of voting power) shall expire within five years from the date of grant.

No Repricing

The Committee has no authority to reprice any option, to reduce the base price of any stock appreciation right, or cancel any option and replace it with another award available under the Amended 2007 Plan, including cash, when the fair market value of the underlying shares is less than the option’s exercise price per share.

Termination of Employment

If a participant ceases to be employed by the Company or any of its subsidiaries for any reason (including death or permanent disability) other than termination for cause, the participant’s options that were vested and exercisable shall remain exercisable until the end of the original term or for the period determined by the Committee in the individual option agreement or otherwise, whichever expires earlier. After a participant’s death, options may be exercised by the person or persons to whom the participant’s rights pass by will or the laws of descent and distribution. Unless the Committee determines otherwise in its discretion, similar rules shall apply to stock appreciation rights. The treatment of each award of restricted stock, other stock unit award, or performance award on the termination of employment, death, or disability of the participant shall be determined by the Committee in its discretion. If a participant’s employment is terminated for cause, all of his awards may be immediately terminated and canceled, in the Committee’s discretion.

Certain Corporate Transactions

Upon the happening of a merger, reorganization or sale of substantially all of the assets of the Company or other change of control events specified in the Amended 2007 Plan, the Committee, may, in its sole discretion, do one or more of the following: (i) shorten the period during which options and stock appreciation rights are exercisable (provided they remain exercisable for at least 30 days after the date notice of such shortening is given to the participants); (ii) accelerate in whole or in part any vesting schedule to which an option, stock appreciation right, restricted stock, other stock unit award or performance award is subject; (iii) arrange to have the surviving or successor entity or any parent entity thereof assume the restricted stock, other stock unit awards, stock appreciation rights or options or grant replacement options or stock appreciation rights with appropriate adjustments in the option prices and adjustments in the number and kind of securities issuable upon exercise; (iv) cancel options upon payment to the participants in cash of an amount that is the equivalent of the excess of the fair market value of the common stock of the Company (at the effective time of the merger, reorganization, sale or other event) over the exercise price of the option to the extent the options are vested and exercisable, and cancel stock appreciation rights by paying the value thereof; or (v) make any other modification or adjustment that the Committee deems appropriate in its discretion. The Committee may also provide for one or more of the foregoing alternatives in any particular award agreement.

Rights as a Stockholder

The recipient of an option or stock appreciation right will have no rights as a stockholder with respect to shares of Company common stock covered by an option or stock appreciation right until the date such recipient becomes a holder of record of such shares, unless the Committee, in its discretion, elects to grant the participant dividend equivalent rights in connection with such option or stock appreciation right. The recipient of restricted stock or of an other stock unit award will generally have all the rights of a shareholder with respect to the shares of common stock of the Company issued pursuant to such award, including the right to vote such shares, but the Committee may determine that any dividends and distributions with respect to such shares will be subject to the same vesting restrictions, if any, as the underlying shares.

Assignability of Options, Stock Appreciation Rights and Other Awards

An ISO granted under the Amended 2007 Plan shall, by its terms, be non-transferable by the participant, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, and shall be exercisable during the participant’s lifetime only by him or her. Any award issued under the Amended 2007 Plan other than an ISO shall be nontransferable by the participant, either voluntarily or by operation of law, other than by will or the laws of descent and distribution, or, with the consent of the Committee, during the participant’s lifetime by gift to one or more members of the participant’s immediate family or to a trust for their benefit.

Duration, Termination and Amendment of the Amended 2007 Plan; Effectiveness of the Amendment

The Original 2007 Plan became effective upon its adoption by the Board on April 24, 2007. That effectiveness was subject to approval by our stockholders, which occurred on June 19, 2007. The Original 2007 Plan was scheduled to expire by its terms on April 24, 2017.

The Amended 2007 Plan became effective upon its adoption by the Board on April 26, 2011, subject to the approval of the Amended 2007 Plan by our stockholders within 12 months thereafter, by affirmative votes representing a majority of the votes cast under applicable law or rules at a duly constituted meeting of the stockholders of the Company. Under currently applicable law or rules, to be duly constituted, a majority of the shares of Company’s common stock outstanding and entitled to vote would have to be present in person or by proxy at the meeting at which stockholders vote to approve the Amended 2007 Plan. If the stockholders do not approve the Amended 2007 Plan within 12 months after its adoption by the Board, the Amended 2007 Plan shall be null and void and of no effect, and the Original 2007 Plan (and all awards thereunder) shall continue in effect under the terms in effect prior to the adoption of the Amended 2007 Plan. Once the Amended 2007 Plan is adopted by our stockholders, the Amended 2007 Plan shall continue in effect for a period of 10 years following the adoption of the Amended 2007 Plan by the Board (i.e., through April 26, 2021). The Board of Directors, however, may suspend or terminate the Amended 2007 Plan at any time.

However, unless affirmative votes representing a majority of the votes cast under applicable law or rules approve the continuation of the “performance based” compensation provisions of the Amended 2007 Plan at the first duly constituted meeting of the stockholders of the Company that occurs in the fifth year following the effective date of the Amended 2007 Plan, no awards other than options or stock appreciation rights, or restricted stock that is not intended to constitute “performance based” compensation, shall be made following the date of such meeting to executive officers of the Company whose compensation is subject to the deduction limit of Section 162(m). Under currently applicable rules, to be duly constituted, a majority of the shares of capital stock outstanding and entitled to vote would have to be present in person or by proxy at the meeting at which stockholders vote to approve the continuation of the “performance based” compensation provisions of the Amended 2007 Plan. The suspension or termination of the Amended 2007 Plan will generally not affect the validity of any option, stock appreciation right, restricted stock, other stock unit award, performance award or dividend equivalent outstanding on the date of termination.

The Board of Directors may also amend the Amended 2007 Plan at any time, except that the Board will not amend the Amended 2007 Plan in a way which violates Rule 16b-3 of the Exchange Act. The Board will not amend the Amended 2007 Plan without obtaining stockholder approval to (a) increase the number of shares that may be the subject of awards under the Amended 2007 Plan, (b) expand the types of awards available under the Amended 2007 Plan, (c) materially expand the class of persons eligible to participate in the Amended 2007 Plan, (d) amend any provision prohibiting the Committee from repricing options or taking similar action, (e) increase the maximum permissible term of any option, (f) amend the limits on grants of awards to any participant during a 12-month period, or (g) make any modification that requires stockholder approval under applicable law. Furthermore, no amendment of the Amended 2007 Plan shall amend or impair any rights or obligations under any award theretofore granted under the Amended 2007 Plan without the written consent of the holder of the affected award.

New Plan Benefits

Awards to be received by participants in the Restatement are not determinable at this time because the Committee, in its discretion, will determine the nature and performance criteria for any award provided under the Amended 2007 Plan at the time of grants. Although the Company has not to date granted performance awards, performance awards in particular would be dependent upon a combination of performance criteria, including net sales, EBITDA, earnings per share, return on stockholders’ equity, division, group or corporate financial goals, and other factors. As a result, the grants that may be awarded under the Amended 2007 Plan are not determinable until the Committee assesses the criteria relevant to each individual participant for the particular performance period of the award. With respect to the 2010 fiscal year, the awards under the Original 2007 Plan to our Named Executive Officers and our directors are disclosed elsewhere in this Proxy Statement. The Company does not believe that such awards would have differed had the Amended 2007 Plan been in effect for 2010.

Federal Income Tax Matters

The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. No information is provided with respect to persons who are not citizens or residents of the United States, or foreign, state or local tax laws, or estate and gift tax considerations. In addition, the tax consequences to a particular participant may be affected by matters not discussed above. ACCORDINGLY, EACH PARTICIPANT IS URGED TO CONSULT HIS TAX ADVISOR CONCERNING THE TAX CONSEQUENCES TO HIM OF THE PLAN, INCLUDING THE EFFECTS OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND OF CHANGES IN THE TAX LAWS.

The Amended 2007 Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”) and is not qualified under Section 401(a) of the Internal Revenue Code.

Non-Qualified Stock Options

Under current federal income tax law, the grant of an NSO has no tax effect on the Company or the participant. If the shares of common stock of the Company received on the exercise of an NSO are not subject to restrictions on transfer or risk of forfeiture, the exercise of the NSO will result in ordinary income to the participant equal to the excess of the fair market value of the shares at the time of exercise over the option price. The participant’s tax basis in the shares will be equal to the option price plus the amount of ordinary income recognized upon the exercise of the option. Upon any subsequent disposition of the shares, any gain or loss recognized by the participant will be treated as capital gain or loss and will be long-term capital gain or loss if the shares are held for more than one year after exercise. At the time of recognition of ordinary income by the participant upon exercise, the Company will normally be allowed to take a deduction for federal income tax purposes in an amount equal to such recognized ordinary income.

If the shares received on the exercise of an NSO are subject to restrictions on transfer or risk of forfeiture (e.g., a vesting condition), different rules will apply, and the tax consequences will depend on whether the participant makes an election under Section 83(b) of the Internal Revenue Code within 30 days after exercise of the option. If the participant does not make a Section 83(b) election, the participant will recognize ordinary income when the shares vest in an amount equal to the excess of the fair market value on the date of vesting over the exercise price. In that case, the participant’s basis in the shares will be the fair market value of the shares on the date of vesting, and the participant’s holding period will begin on the date of vesting. Upon any later disposition of the shares, any gain or loss that the participant recognizes will be capital gain or loss, and will be long-term capital gain or loss if the participant holds the shares more than one year after vesting. The Company will be allowed a deduction for federal income tax purposes when the shares vest equal to the amount of ordinary income the participant recognizes.

On the other hand, if the participant makes a Section 83(b) election, the participant will recognize ordinary income at the time of exercise equal to the excess of the fair market value on the date of exercise over the exercise price. The Company will be allowed a deduction for federal income tax purposes on the date of exercise equal to the amount of ordinary income he or she recognizes. The participant’s basis in the shares will generally begin on the date of exercise, and the participant’s basis in the shares will generally be the option price increased by the amount of ordinary income the participant recognized at the time of exercise. Upon any later disposition of the shares, any gain or loss that the participant recognizes will be capital gain or loss, and will be long-term capital gain or loss if the participant holds the shares more than one year after exercise. However, if the participant later forfeits the shares, the participant will recognize a capital loss equal to excess (if any) of the option price over any amount the participant receives from the Company on the forfeiture. In other words, if a participant makes the Section 83(b) election and thereby recognizes ordinary income on the date of exercise, the participant will receive no corresponding deduction or loss if the participant later forfeits the shares for the amount of ordinary income the participant recognized.

Incentive Stock Options

The federal income tax consequences associated with ISOs are generally more favorable to the participant and less favorable to the Company than those associated with NSOs. Under current federal income tax law, the grant of an ISO does not result in income to the participant or in a deduction for the Company at the time of the grant. Generally, the exercise of an ISO will not result in income for the participant if the participant does not dispose of the shares within two years after the date of grant or within one year after the date of exercise. If these requirements are met, the basis of the shares of common stock of the Company upon a later disposition will be the option price, any gain on the later disposition will be taxed to the participant as long-term capital gain, and the Company will not be entitled to a deduction. The excess of the market value on the exercise date over the option price is an adjustment to regular taxable income in determining alternative minimum taxable income, which could cause the participant to be subject to the alternative minimum tax, thereby in effect depriving the participant of the tax benefits of ISO treatment. If the participant disposes of the shares before the expiration of either of the holding periods described above (a “Disqualifying Disposition”), the participant will have compensation taxable as ordinary income, and the Company will normally be entitled to a deduction, equal to the lesser of (a) the fair market value of the shares on the exercise date minus the option price, or (b) the amount realized on the disposition minus the option price. If the price realized in any such Disqualifying Disposition of the shares exceeds the fair market value of the shares on the exercise date, the excess will be treated as long-term or short-term capital gain, depending on the participant’s holding period for the shares.

Stock Appreciation Rights

A participant holding a stock appreciation right will recognize ordinary income on the exercise of the stock appreciation right equal to the amount of cash or the fair market value of the shares he receives on the exercise. The Company will receive a tax deduction in the same amount. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of grant as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

Other Awards

The taxation of an award other than an option or a stock appreciation right depends on whether or not it consists of restricted stock (i.e., stock subject to a vesting restriction based on continued employment or attainment of performance goals). If an other stock unit award or a performance award does not consist of restricted stock, and is not settled in restricted stock, the participant will recognize ordinary income on the receipt of cash or shares equal to the amount of cash, or the excess of the fair market value of the shares over the amount (if any) that the participant pays for the shares. The Company will receive a tax deduction in the same amount. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of grant as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

In general, no taxable income will be recognized by a participant at the time restricted stock is granted. Generally, on the date the restricted stock becomes vested, the participant will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date the shares vest and the purchase price, and the Company will receive a tax deduction for the same amount. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of vesting as either short-term or long-term capital gain or loss, depending on how long the shares have been held.

Alternatively, a participant may elect to make an election under Section 83(b) of the Internal Revenue Code with respect to unvested shares. If a participant makes a Section 83(b) election with the Internal Revenue Service within 30 days from the date of grant, the participant will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of grant and the purchase price, and the Company will receive a tax deduction for the same amount. If the participant makes a timely Section 83(b) election, the participant will not recognize ordinary income when the shares vest. Upon disposition of the shares acquired, the participant will recognize the appreciation or depreciation on the shares after the date of grant as either short-term or long-term capital gain or loss, depending on how long the shares have been held. If the participant forfeits unvested shares, the participant will recognize a capital loss equal to the excess (if any) of the purchase price over any amount the participant receives from the Company on the forfeiture. Generally, if the participant makes a Section 83(b) election, and thereby recognizes ordinary income on the date of grant, the participant will receive no corresponding deduction or loss for the amount of ordinary income the participant recognized if the participant later forfeits any unvested shares.

$1,000,000 Limit on Deductible Compensation

Section 162(m) of the Internal Revenue Code provides that any publicly-traded corporation will be denied a deduction for compensation paid to certain executive officers to the extent that the compensation exceeds $1,000,000 per officer per year. However, the deduction limit does not apply to “performance based” compensation, as defined in Section 162(m). Compensation is performance based compensation if (i) the compensation is payable on account of the attainment of one or more performance goals; (ii) the performance goals are established by a compensation committee of the Board of Directors of directors consisting of “outside directors”; (iii) the material terms of the compensation and the performance goals are disclosed to and approved by the stockholders in a separate vote; and (iv) the compensation committee certifies that the performance goals have been satisfied. The Company believes that, if the stockholders approve the Amended 2007 Plan, the stock options and stock appreciation rights granted thereunder will satisfy the requirements to be treated as performance based compensation, and accordingly will not be subject to the deduction limit of Section 162(m) of the Internal Revenue Code. As discussed above, the Committee may determine that restricted stock, other stock unit awards, and performance awards granted to executive officers whose compensation is subject to the deduction limit of Section 162(m) will also qualify as performance based compensation. Restricted stock whose vesting is based solely on the completion by the recipient of a stated period of service with the Company will not qualify as performance based compensation.

Excess Parachute Payments

Under Section 4999 of the Internal Revenue Code, certain officers, stockholders, or highly- compensated individuals (“Disqualified Individuals”) will be subject to an excise tax (in addition to federal income taxes) of 20% of the amount of certain “excess parachute payments” which they receive as a result of a change in control of the Company. Furthermore, Section 280G of the Internal Revenue Code prevents the Company from taking a deduction for any “excess parachute payments.” The cash out or acceleration of the vesting of stock options, stock appreciation rights, restricted stock, other stock unit awards or performance awards upon a change of control may cause the holders of such stock options, stock appreciation rights, restricted stock, other stock unit awards and performance awards who are Disqualified Individuals to recognize certain amounts as “excess parachute payments” on which they must pay the 20% excise tax, and for which the Company will be denied a tax deduction.

Special Rules; Withholding of Taxes

Special tax rules may apply to a participant who is subject to Section 16 of the Exchange Act. Other special tax rules will apply if a participant exercises a stock option by delivering shares of Company common stock which he or she already owns, or through a “broker’s exercise.”

The Company may take whatever steps the Committee deems appropriate to comply with any applicable withholding tax obligation in connection with the exercise of an option or stock appreciation right or the grant or vesting of restricted stock, other stock unit awards, or performance awards, including requiring any participant to pay the amount of any applicable withholding tax to the Company in cash. The Committee may, in its discretion, authorize “cashless withholding.”

PROPOSAL 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(Item No. 5 on Proxy Card)

The Audit Committee has appointed Deloitte & Touche LLP to audit the Company’s consolidated financial statements for the 2011 fiscal year and to audit the Company’s effectiveness of internal control over financial reporting as of January 1, 2012 (i.e., the last day of the Company’s 2011 fiscal year). This appointment is being presented to stockholders for ratification at the Annual Meeting. Although stockholder ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors is not required by the Company’s Amended and Restated Bylaws or otherwise by law, the Board of Directors, at the request of the Audit Committee, has elected to seek this ratification. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain Deloitte & Touche LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent audit firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have an opportunity to make statements if they desire and are expected to be available to respond to appropriate questions.

Required Vote

The action of the Audit Committee in appointing of Deloitte & Touche LLP as the Company’s independent auditors for the 2011 fiscal year will be ratified by the affirmative vote of a majority of the votes cast “FOR” or “AGAINST” with respect to this proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE 2011 FISCAL YEAR.

Fees Billed by Deloitte & Touche LLP

The aggregate fees billed for professional services provided by Deloitte & Touche LLP in fiscal years 2010 and 2009 were:

Type of Fees	Fiscal 2010	Fiscal 2009

Audit Fees	$889,625	$991,347
Audit-related Fees
Tax Fees
All Other Fees

Total Fees	$889,625	$991,347

In the above tables, in accordance with the definitions of the Securities and Exchange Commission, “Audit Fees” are fees paid by the Company to Deloitte & Touche LLP for the audit of the Company’s consolidated financial statements included in its Annual Report on Form 10-K and review of the unaudited financial statements included in its quarterly reports on Form 10-Q or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Other than Audit Fees, the Company paid no fees for services rendered by Deloitte & Touche LLP during fiscal years 2010 and 2009.

Audit Committee Pre-approval Policies and Procedures

The Audit Committee is required under the Sarbanes-Oxley Act of 2002 and the rules of the Securities and Exchange Commission promulgated thereunder to pre-approve the auditing and permissible non-audit services performed by the Company’s independent auditor to provide assurance that the provision of those services does not impair the independence of the auditor. The Audit Committee has adopted a pre-approval policy to assist it in carrying out this responsibility.

Under the pre-approval policy, the annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and/or fees resulting from changes in audit scope, the Company’s organizational structure or other matters. In addition, if the Audit Committee, after reviewing documentation detailing the specific services to be provided by the independent auditors and having discussions with management, determines that the performance of such services would not impair the independence of the independent auditor, the Audit Committee may also approve (i) audit-related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are traditionally performed by the independent auditor, (ii) tax services such as tax compliance, tax planning and tax advice and/or (iii) permissible non-audit services that it believes are routine and recurring services.

All audit services provided by Deloitte & Touche LLP to the Company for the fiscal years 2010 and 2009 were pre-approved in accordance with the Company’s pre-approval policies and procedures.

OTHER MATTERS

Management knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the proxyholders to vote the shares represented by the proxies on such matters in accordance with the recommendation of the Board of Directors and authority to do so is included in the proxy.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the Company’s proxy statement and proxy card for the next annual meeting of the Company’s stockholders pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals must be received by the Secretary of the Company at its principal executive offices no later than January 4, 2012 if the next annual meeting were held within 30 days of June 14, 2012. In the event that the Company elects to hold its next annual meeting more than 30 days before or after the anniversary of this Annual Meeting, such stockholder proposals would have to be received by the Company a reasonable time before the Company’s solicitation is made. Further, in order for the stockholder proposals to be eligible to be brought before the Company’s stockholders at the next annual meeting, the stockholder submitting such proposals must also comply with the procedures, including the deadlines, required by the Company’s Amended and Restated Bylaws. Stockholder nominations of directors are not stockholder proposals within the meaning of Rule 14a-8 and are not eligible for inclusion in the Company’s proxy statement. The Company will provide a copy of its Amended and Restated Bylaws to any stockholder of record upon written request.

ANNUAL REPORT ON FORM 10-K

The Company’s Annual Report on Form 10-K, exclusive of exhibits, including financial statements for fiscal year 2010, was mailed to stockholders with this Proxy Statement and contains financial and other information about the Company.

The information set forth under “Compensation Committee Report,” “Audit Committee Report” and the Company-operated website referenced in the Proxy Statement shall not be deemed filed with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act and shall not be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR FISCAL YEAR 2010 TO ANY BENEFICIAL OWNER OF THE COMPANY’S COMMON STOCK AS OF THE RECORD DATE UPON WRITTEN REQUEST TO BIG 5 SPORTING GOODS CORPORATION, 2525 EAST EL SEGUNDO BOULEVARD, EL SEGUNDO CALIFORNIA, 90245, ATTENTION: SECRETARY.

Appendix A

BIG 5 SPORTING GOODS CORPORATION
2007 EQUITY AND PERFORMANCE INCENTIVE PLAN
(AMENDED AND RESTATED AS OF APRIL 26, 2011)1

BIG 5 SPORTING GOODS CORPORATION, a corporation existing under the laws of the State of Delaware (the “Company”), ~~hereby establishes~~
established
 and ~~adopts~~
adopted
 the ~~following~~
Company’s
 2007 Equity and Performance Incentive Plan
, effective as of April 24, 2007
 (the “~~Plan”).~~
Original Plan”). The Original Plan is hereby amended and restated as the Big 5 Sporting Goods Corporation 2007 Equity and Performance Incentive Plan (Amended and Restated as of April 26, 2011) (the “Plan”).
Certain capitalized terms used in the Plan are defined in Article ~~2.~~
II.

RECITALS

WHEREAS, the Company desires to encourage high levels of performance by those individuals who are key to the success of the Company, to attract new individuals who are highly motivated and who are expected to contribute to the success of the Company and to encourage such individuals to remain as directors, employees, consultants and/or advisors of the Company and its Affiliates by increasing their proprietary interest in the Company’s growth and success; ~~and~~

WHEREAS, to attain these ends, the Company ~~has formulated~~
established and maintained
 the
Original
Plan ~~embodied herein~~ to authorize the granting of Awards to Participants whose judgment, initiative and efforts are or have been or are expected to be responsible for the success of the Company
; and

WHEREAS, the Company has determined to amend and restate the Original Plan to, among other things, increase the number of Shares authorized for grant under the Plan and to provide the Company greater flexibility in determining the restrictions applicable to certain Awards granted under the Plan
.

NOW, THEREFORE, the Company hereby ~~constitutes, establishes~~
amends
 and ~~adopts~~
restates
 the ~~following~~
Original
 Plan and agrees to the following provisions:

ARTICLE I
PURPOSE OF THE PLAN

1.1  Purpose.  The purpose of the Plan is to assist the Company and its Affiliates in attracting and retaining selected individuals to serve as directors, employees, consultants and/or advisors of the Company who are expected to contribute to the Company’s success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentives inherent in the Awards hereunder.

ARTICLE II
DEFINITIONS

2.1  “Affiliate” shall mean (i) any person or entity that directly, or through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company (including any Parent or Subsidiary) or (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

2.2  “Applicable Laws” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal and state securities law, federal and state tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted. For all purposes of this Plan, references to statutes and

1 Text marked with double-underline or strike-through indicates proposed amendments to the Original Plan subject to stockholder approval. Double-underlined text indicates proposed additions to the language of the Original Plan and strike-through text indicates proposed deletions from the language of the Original Plan.

regulations shall be deemed to include any successor statutes and regulations, to the extent reasonably appropriate as determined by the Committee.

2.3  “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Performance Award, Dividend Equivalent, Other Stock Unit Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

2.4  “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

2.5  “Board” shall mean the board of directors of the Company.

2.6  “Cause” shall have the meaning set forth in a Participant’s employment or consulting agreement with the Company (if any), or if not defined therein, shall mean (i) acts or omissions by the Participant which constitute intentional material misconduct or a knowing violation of a material policy of the Company or any of its subsidiaries, (ii) the Participant personally receiving a benefit in money, property or services from the Company or any of its subsidiaries or from another person dealing with the Company or any of its subsidiaries, in material violation of applicable law or Company policy, (iii) an act of fraud, conversion, misappropriation, or embezzlement by the Participant or his conviction of, or entering a guilty plea or plea of no contest with respect to, a felony, or the equivalent thereof (other than DUI), or (iv) any deliberate and material misuse or improper disclosure of confidential or proprietary information of the Company.

2.7  “Change of Control” shall mean the occurrence of any of the following events:

(i)  The direct or indirect acquisition by an unrelated “Person” or “Group” of “Beneficial Ownership” (as such terms are defined below) of more than 50% of the voting power of the Company’s issued and outstanding voting securities in a single transaction or a series of related transactions;

(ii)  The direct or indirect sale or transfer by the Company of substantially all of its assets to one or more unrelated Persons or Groups in a single transaction or a series of related transactions;

(iii)  The merger, consolidation or reorganization of the Company with or into another corporation or other entity in which the Beneficial Owners of more than 50% of the voting power of the Company’s issued and outstanding voting securities immediately before such merger or consolidation do not own more than 50% of the voting power of the issued and outstanding voting securities of the surviving corporation or other entity immediately after such merger, consolidation or reorganization
(or, if applicable, the ultimate parent corporation that directly or indirectly has Beneficial Ownership of 100% of the voting securities eligible to elect directors of the surviving corporation)
; or

(iv)  During any consecutive two-year period, individuals who at the beginning of such period constituted the Board of the Company (together with any new Directors whose election to such Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the Directors of the Company then still in office who were either Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of the Company then in office.

None of the foregoing events, however, shall constitute a Change of Control if such event is not a “Change in Control Event” under Treasury Regulations Section 1.409A-3(i)(5). For purposes of determining whether a Change of Control has occurred, the following Persons and Groups shall not be deemed to be “unrelated”: (A) such Person or Group directly or indirectly has Beneficial Ownership of more than 50% of the issued and outstanding voting power of the Company’s voting securities immediately before the transaction in question, (B) the Company has Beneficial Ownership of more than 50% of the voting power of the issued and outstanding voting securities of such Person or Group, or (C) more than 50% of the voting power of the issued and outstanding voting securities of such Person or Group are owned, directly or indirectly, by Beneficial Owners of more than 50% of the issued and outstanding voting power of the Company’s voting securities immediately before the transaction in question. The terms “Person,” “Group,” “Beneficial Owner,” and “Beneficial Ownership” shall have the meanings used in the Exchange Act.

2.8  “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

2.9  “Committee” shall mean the Committee constituted under Section 4.2 to administer this Plan.

2.10  “Company” has the meaning set forth in introductory paragraph of the Plan.

2.11  “Consultant” means any person, including an advisor, who (i) is a natural person, (ii) provides bona fide services to the Company or a Parent or Subsidiary, and (iii) provides services that are not in connection with the offer or sale of securities in a capital-raising transaction, and that do not directly or indirectly promote or maintain a market for the securities of the Company; provided that the term ‘Consultant’ does not include (i) Employees or (ii) Directors who are paid only a director’s fee by the Company or who are not compensated by the Company for their services as Directors.

2.12  “Continuous Status as an Employee, Director or Consultant” means that the employment, director or consulting relationship is not interrupted or terminated by the Company, any Parent or Subsidiary, or by the Employee, Director or Consultant. Continuous Status as an Employee, Director or Consultant will not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave, provided, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor; or (iii) in the case of an Award other than an Incentive Stock Option, the ceasing of a person to be an Employee while such person remains a Director or Consultant, the ceasing of a person to be a Director while such person remains an Employee or Consultant or the ceasing of a person to be a Consultant while such person remains an Employee or Director.

2.13  “Covered Employee” shall mean a “covered employee” within the meaning of Section 162(m)(3) of the Code, or any successor provision thereto.

2.14  “Director” shall mean a non-employee member of the Board or a non-employee member of the board of directors of a Parent or Subsidiary.

2.15  “Disability” shall mean total and permanent disability as defined in Section 22(e)(3) of the Code.

2.16  “Dividend Equivalents” shall have the meaning set forth in Section 12.5.

2.17  “Employee” shall mean any employee of the Company or any Parent or Subsidiary.

2.18  “Exchange Act” shall mean the Securities Exchange Act of 1934 and the rules promulgated thereunder, as amended.

2.19  “Fair Market Value” shall mean, with respect to any property other than Shares, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. The Fair Market Value of Shares as of any date shall be determined as follows:

(i)  If the Shares are listed on any established stock exchange or a national market system, including without limitation, the National Market System of NASDAQ, the Fair Market Value of a Share will be (i) the closing sales price for such Shares (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Shares) on the last market trading day prior to the day of determination or (ii) any sales price for such Shares (or the closing bid, if no sales are reported) as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Shares) on the day of determination, as the Committee may select, in each case as reported in the Wall Street Journal or any other source the Committee considers reliable.

(ii)  If the Shares are quoted on the NASDAQ System (but not on the NASDAQ National Market System) or are regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Shares on (i) the last market trading day prior to the day of determination or (ii) the day of determination, as the Committee may select, in each case as reported in the Wall Street Journal or any other source the Committee considers reliable.

(iii)  If the Shares are not traded as set forth above, the Fair Market Value will be determined in good faith by the Committee with reference to the earnings history, book value and prospects of the Company in light of market conditions generally, and any other factors the Committee considers appropriate, such determination by the Committee to be final, conclusive and binding.

2.20  “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50 percent of the voting interests.

2.21  “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

2.22  “Limitations” shall have the meaning set forth in Section 3.2.

2.23  “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.24

“Original Plan” has the meaning set forth in the introductory paragraph of the Plan.

2.25
  ~~2.24~~ “Other Stock Unit Award” shall have the meaning set forth in Section 8.1.

2.26
  ~~2.25~~ “Parent” means a “parent corporation” with respect to the Company, whether now or later existing, as defined in Section 424(e) of the Code.

2.27
 ~~2.26~~ “Participant” shall mean an Employee, Director or Consultant who is selected by the Committee to receive an Award under the Plan.

2.28
 ~~2.27~~ “Payee” shall have the meaning set forth in Section 13.1.

2.29
 ~~2.28~~ “Performance Award” shall mean any Award of Performance Shares or Performance Units granted pursuant to Article 9.

2.30
  ~~2.29~~ “Performance Period” shall mean that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

2.31
  ~~2.30~~ “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

2.32
  ~~2.31~~ “Performance Unit” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

2.33
  ~~2.32~~ “Prior Plans” shall mean, collectively, the Company’s 1997 Management Equity Plan and 2002 Stock Incentive Plan, as amended.

2.34
  ~~2.33~~ “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.35
  ~~2.34~~ “Restricted Period” shall have the meaning set forth in Section 7.1.

2.36
  ~~2.35~~ “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.37
  ~~2.36~~ “Shares” shall mean the shares of common stock of the Company, par value $~~0.10~~
0.01
 per share.

2.38
  ~~2.37~~ “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.

2.39
  ~~2.38~~ “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.40
  ~~2.39~~ “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

ARTICLE III
SHARES SUBJECT TO THE PLAN

3.1  Number of Shares.

(a)  Subject to adjustment as provided in Section 12.2, ~~a~~
the
 total
number
of ~~2,399,250~~ Shares ~~shall be~~ authorized for grant under ~~the Plan,~~
this Plan shall be (i) 3,649,250 Shares (representing an increase of 1,250,000 Shares over the amount of Shares authorized under the Original Plan)
 plus
(ii)
any Shares subject to awards granted under the Prior Plans, which such awards were outstanding as of April 24, 2007 and which have subsequently been forfeited, have expired or have otherwise terminated, or which hereafter are forfeited, expire or otherwise terminate
,
 without issuance of Shares, or
were or
are settled for cash or otherwise
did not and
do not result in the issuance of Shares~~, on or after the effective date of this Plan~~. Any Shares that are subject to Awards of Options or Stock Appreciation Rights shall be counted against this limit as one Share for every one Share granted, regardless of the number of shares actually delivered pursuant to such Awards. Any Shares that are subject to Awards other than Options or Stock Appreciation Rights (including, but not limited to, Shares delivered in satisfaction of Dividend Equivalents) shall be counted against this limit as 2.5 Shares for every one Share granted.

(b)  If any Shares subject to an Award or to an award under the Prior Plans are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award or award under the Prior Plans is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan, subject to Section 3.1(e) below.

(c)  In the event that (i) any Option or other Award granted under this Plan or any option or award granted under the Prior Plans is exercised through the tendering of Shares (either actually, by attestation, or by the giving of instructions to a broker to remit to the Company that portion of the sales price required to pay the exercise price) or by the withholding of Shares by the Company, or (ii) withholding tax liabilities arising from such Options or Awards under this Plan or options or awards under a Prior Plan are satisfied by the tendering of Shares (either actually, by attestation, or by the giving of instructions to a broker to remit to the Company that portion of the sales price required to pay the exercise price) or by the withholding of Shares by the Company, then the Shares so tendered or withheld shall not again be available for Awards under the Plan.

(d)  Substitute Awards shall not reduce the Shares authorized for issuance under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a company acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were employees, directors or consultants of such acquired or combined company before such acquisition or combination.

(e)  Any Shares that again become available for grant pursuant to this Article 3 shall be added back as one Share if such Shares were subject to Options or Stock Appreciation Rights granted under the Plan or options or stock appreciation rights granted under the Prior Plans, and as 2.5 Shares if such Shares were subject to Awards other than Options or Stock Appreciation Rights granted under the Plan.

3.2  Limitations on Grants to Individual Participant.  Subject to adjustment as provided in Section 12.2, no Participant may be granted (i) Options or Stock Appreciation Rights during any fiscal year of the Company with respect to more than 500,000 Shares, or (ii) Restricted Stock, Performance Awards and/or Other Stock Unit Awards that are denominated in Shares in any fiscal year of the Company with respect to more than 250,000 Shares (the “Limitations”). In addition to the foregoing, the maximum dollar value payable to any Participant in any fiscal year of the Company with respect to Performance Awards and/or Other Stock Unit Awards that are valued with reference to cash or property other than Shares is $2,000,000. If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations.

3.3  Character of Shares.  Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

ARTICLE IV
ELIGIBILITY AND ADMINISTRATION

4.1  Eligibility.  Any Employee, Director or Consultant shall be eligible to be selected as a Participant. Only Employees may receive awards of Incentive Stock Options.

4.2  Administration.

(a)  The Plan shall be administered by the Committee, constituted as follows:

(i)  The Committee will consist of the Board, or a committee designated by the Board, which Committee will be constituted to satisfy Applicable Laws. Once appointed, a Committee will serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan. Notwithstanding the foregoing, unless the Board expressly resolves to the contrary, while the Company is registered pursuant to Section 12 of the Exchange Act, the Plan will be administered only by the Compensation Committee of the Board (or such other committee designated by the Compensation Committee of the Board), consisting of no fewer than two Directors, each of whom is (A) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) of the Exchange Act, (B) an “outside director” within the meaning of Section 162(m)(4)(C)(i) of the Code, and (C) an “independent director” for purpose of the rules and regulations of the NASDAQ National Market System or other exchange or quotation system on which the Shares are principally traded; provided, however, (X) so long as the Committee has at least two directors that meet the above requirements, the Committee may contain one additional director who is not a “non-employee director”, “outside director” or “independent director”, but only if such director abstains from voting on all grants or awards to Covered Employees and to those Participants who have been designated by the Board of Directors as being “officers” for purposes of Section 16 of the Exchange Act and the rules promulgated thereunder and (Y) the failure of the Committee to be composed solely of individuals who are “non-employee directors,” “outside directors,” and “independent directors”, whether pursuant to clause (X) above or otherwise, shall not render ineffective or void any awards or grants made by, or other actions taken by, such Committee.

(ii)  The Plan may be administered by different bodies with respect to Directors, officers who are not Directors, and Employees and Consultants who are neither Directors nor officers, and Covered Employees.

(b)  The Committee shall have full discretion, power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Consultants and Directors to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder and the form and content of any Award Agreement; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property, subject to the provisions of the Plan; (vi) determine whether, to what extent and under what circumstances any Award shall be modified, amended, canceled or suspended; (vii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (viii) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (ix) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (x) determine whether any Award will have Dividend Equivalents; (xi) determine whether, to what extent, and under what circumstances cash, Shares, or other property payable with respect to an Award shall be deferred either automatically or at the election of the Participant; provided that the Committee shall take no action that would subject the Participant to a penalty tax under Section 409A of the Code; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(c)  Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, any stockholder and any Employee or any Affiliate. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

(d)  The Committee may delegate to a committee of one or more Directors of the Company or, to the extent permitted by Applicable Law, to one or more officers or a committee of officers, the authority to grant Awards to Employees and officers of the Company who are not Directors, Covered Employees, or “officers,” as such term is defined by Rule 16a-1(f) of the Exchange Act, and to cancel or suspend Awards to Employees and officers of the Company who are not Directors, Covered Employees, or “officers,” as such term is defined by Rule 16a-1(f) of the Exchange Act.

ARTICLE V
OPTIONS

5.1  Grant of Options.  Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article 5 and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

5.2  Award Agreements.  All Options granted pursuant to this Article 5 shall be evidenced by a written Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. Granting of an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any individual who is granted an Option pursuant to this Article 5 may hold more than one Option granted pursuant to the Plan at the same time.

5.3  Option Price.  Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article 5 shall not be less than 100% of the Fair Market Value of such Share on the date of grant of such Option. Other than pursuant to Section 12.2, the Committee shall not be permitted to (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option when the option price per Share exceeds the Fair Market Value of the underlying Shares in exchange for cash or for another Award (other than in connection with Substitute Awards), and (c) take any other action with respect to an Option that may be treated as a repricing under the rules and regulations of the NASDAQ National Market System or other exchange or quotation system on which the Shares are principally traded.

5.4  Option Period.  The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten years from the date the Option is granted.

5.5  Exercise of Options.  Vested Options granted under the Plan shall be exercised by the Participant or by a

Permitted Assignee thereof (or by the Participant’s executors, administrators, guardian, beneficiary, or legal representative, or Family Members, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by the giving of written notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased, accompanied by payment of the full purchase price for the Shares being purchased. Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (a) in cash or by certified check or bank check or wire transfer of immediately available funds, (b) with the consent of the Committee, by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company’s earnings), (c) with the consent of the Committee, by delivery of other consideration (including, where permitted by law and the Committee, other Awards) having a Fair Market Value on the exercise date equal to the total purchase price, (d) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (e) with the consent of the Committee, by delivery of a properly executed exercise notice together with any other documentation as the Committee and the Participant’s broker, if applicable, require to effect an exercise of the Option and delivery to the Company of the sale or other proceeds (as permitted by Applicable Law) required to pay the exercise price, , (f) through any other method specified in an Award Agreement, or (g) any combination of any of the foregoing. In connection with a tender of previously acquired Shares pursuant to clause (b) above, the Committee, in its sole discretion, may permit the Participant to constructively exchange Shares already owned by the Participant in lieu of actually tendering such Shares to the Company, provided that adequate documentation concerning the ownership of the Shares to be constructively tendered is furnished in form satisfactory to the Committee. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date of such issuance.

5.6  Form of Settlement.  In its sole discretion, the Committee may provide, at the time of grant, that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities, or may reserve the right so to provide after the time of grant.

5.7  Incentive Stock Options.  With respect to the Options that may be granted by the Committee under the Plan, the Committee may grant Options intended to qualify as Incentive Stock Options to any Employee of the Company or any Parent or Subsidiary, subject to the requirements of Section 422 of the Code. The Award Agreement of an Option intended to qualify as an Incentive Stock Option shall designate the Option as an Incentive Stock Option. Notwithstanding anything in Section 3.1 to the contrary and solely for the purposes of determining whether Shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of Shares with respect to which Incentive Stock Options may be granted under the Plan shall be 2,399,250 Shares. Notwithstanding the provisions of Section 5.3, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant. Notwithstanding the provisions of Section 5.4, in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five years from the date of grant or any shorter term specified in the Award Agreement. Notwithstanding the foregoing, if the Shares subject to an Employee’s Incentive Stock Options (granted under all plans of the Company or any Parent or Subsidiary), which become exercisable for the first time during any calendar year, have a Fair Market Value in excess of $100,000, the Options accounting for this excess will be not be treated as Incentive Stock Options. For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares will be determined as of the time of grant.

5.8  Termination of Employment or Consulting Relationship or Directorship.  If a Participant holds exercisable Options on the date his or her Continuous Status as an Employee, Director or Consultant terminates (other than because of termination due to Cause, but including death or Disability), the Participant may exercise the

Options that were vested and exercisable as of the date of termination until the end of the original term or for the period set forth in the Award Agreement or determined by the Committee, whichever is earlier. If the Participant is not entitled to exercise his or her entire Option at the date of such termination, the Shares covered by the unexercisable portion of the Option will revert to the Plan, unless otherwise set forth in the Award Agreement or determined by the Committee. The Committee may determine in its sole discretion that such unexercisable portion of the Option will become exercisable at such times and on such terms as the Committee may determine in its sole discretion. If the Participant does not exercise an Option within the time specified after termination, that Option will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

ARTICLE VI
STOCK APPRECIATION RIGHTS

6.1  Grant and Exercise.  The Committee may provide Stock Appreciation Rights either alone or in addition to other Awards upon such terms and conditions as the Committee may establish in its sole discretion.

6.2  Terms and Conditions.  Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a)  Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise or such other amount as the Committee shall so determine at any time during a specified period before the date of exercise over (ii) the grant price of the right on the date of grant, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, shall not be less than the Fair Market Value of one Share on such date of grant of the right.

(b)  Upon the exercise of a Stock Appreciation Right, payment shall be made in whole Shares or cash as determined by the Committee.

(c)  The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

(d)  The Committee may impose such other conditions or restrictions on the terms of exercise and the exercise price of any Stock Appreciation Right, as it shall deem appropriate. In connection with the foregoing, the Committee shall consider the applicability and effect of Section 162(m) of the Code. Notwithstanding the foregoing provisions of this Section 6.2, but subject to Section 12.2, a Stock Appreciation Right shall not have (i) an exercise price less than Fair Market Value on the date of grant, or (ii) a term of greater than ten years. In addition to the foregoing, but subject to Section 12.2, the base amount of any Stock Appreciation Right shall not be reduced after the date of grant.

6.3  Termination of Employment or Consulting Relationship or Directorship.  If a Participant holds exercisable Stock Appreciation Rights on the date his or her Continuous Status as an Employee, Director or Consultant terminates (other than because of termination due to Cause, but including death or Disability), the Participant may exercise the Stock Appreciation Rights that were vested and exercisable as of the date of termination until the end of the original term or for the period set forth in the Award Agreement or determined by the Committee, whichever is earlier. If the Participant is not entitled to exercise his or her entire Stock Appreciation Right at the date of such termination, the Shares covered by the unexercisable portion of the Stock Appreciation Right will revert to the Plan, unless otherwise set forth in the Award Agreement or determined by the Committee. The Committee may determine in its sole discretion that such unexercisable portion of the Stock Appreciation Right will become exercisable at such times and on such terms as the Committee may determine in its sole discretion. If the Participant does not exercise a Stock Appreciation Right within the time specified after termination, that Stock Appreciation Right will expire, and the Shares covered by it will revert to the Plan, except as otherwise determined by the Committee.

ARTICLE VII
RESTRICTED STOCK AWARDS

7.1  Grants.  Awards of Restricted Stock may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award”). A Restricted Stock Award shall be subject to restrictions imposed by the Committee covering a period of time specified by the Committee (the “Restricted Period”); provided, however, that, in the case of Restricted Stock as to which restrictions lapse based solely on the recipient’s Continuous Status as an Employee, Director, or Consultant, the Restricted Period over which the restrictions may fully lapse shall not be less than three years, but the restrictions may lapse ratably over such Restricted Period.
At the Committee’s sole and absolute discretion, the three year restriction in the preceding sentence shall not be applicable to Restricted Stock Award grants of up to 10% of the number of Shares authorized for Awards under Section 3.1(a) of the Plan (for this purpose, the 10% limit shall be computed by taking into account grants under Sections 8 and 9 of the Plan that are subject to the 10% limit).
The provisions of Restricted Stock Awards need not be the same with respect to each recipient. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Affiliate as a condition precedent to the issuance of Restricted Stock.

7.2  Award Agreements.  The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.

7.3  Rights of Holders of Restricted Stock.  Except as otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a shareholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a shareholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares; provided, however that the Award Agreement may provide that any Shares or any other property (including cash) distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Shares.

ARTICLE VIII
OTHER STOCK UNIT AWARDS

8.1  Other Stock Unit Awards.  Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Stock Unit Awards”) may be granted hereunder to Participants, either alone or in addition to other Awards granted under the Plan, and such Other Stock Unit Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. Other Stock Unit Awards shall be paid in Shares or cash. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees, Consultants and Directors to whom and the time or times at which such Other Stock Unit Awards shall be made, the number of Shares to be granted pursuant to such Awards, and all other conditions of the Awards; provided, however, that if the vesting of an Other Stock Unit Award is based solely on the recipient’s Continuous Status as an Employee, Director
,
 or Consultant, the period over which such Other Stock Unit Award fully vests shall not be less than three years, but vesting may occur ratably over such vesting period.
At the Committee’s sole and absolute discretion, the three year restriction in the preceding sentence shall not be applicable to Other Stock Unit Award grants of up to 10% of the number of Shares authorized for Awards under Section 3.1(a) of the Plan (for this purpose, the 10% limit shall be computed by taking into account grants under Sections 7 and 9 of the Plan that are subject to the 10% limit).
The provisions of Other Stock Unit Awards need not be the same with respect to each recipient.

8.2  Terms and Conditions.  Shares (including securities convertible into Shares) subject to Awards granted under this Article 8 may be issued for no consideration or for such minimum consideration as may be required by Applicable Law. Shares (including securities convertible into Shares) purchased pursuant to a purchase right awarded under this Article 8 shall be purchased for such consideration as the Committee shall determine in its sole discretion.

ARTICLE IX
PERFORMANCE AWARDS

9.1  Terms of Performance Awards.  Performance Awards may be issued hereunder to Participants, for no consideration or for such minimum consideration as may be required by Applicable Law, either alone or in addition to other Awards granted under the Plan. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award; provided, however, that a Performance Period shall not be shorter than one year nor longer than five years.
At the Committee’s sole and absolute discretion, the restrictions set forth in the preceding sentence shall not be applicable to grants of up to 10% of the number of Shares authorized for Awards under Section 3.1(a) of the Plan (for this purpose, the 10% limit shall be computed by taking into account grants under Sections 7 and 8 of the Plan that are subject to the 10% limit).
Except as provided in Article 11 or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee at the time of payment. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2. The amount of the Award to be distributed shall be conclusively determined by the Committee. The terms of a Performance Award may provide that it will be paid in a lump sum or in installments following the close of the Performance Period.

ARTICLE X
CODE SECTION 162(m) PROVISIONS

10.1  Covered Employees.  Notwithstanding any other provision of the Plan, if the Committee determines at the time Restricted Stock, a Performance Award or an Other Stock Unit Award is granted to a

Participant who is, or ~~is likely to~~
may
 be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, and that the deduction limit of Section 162(m) of the Code might apply to such Award, then the Committee may provide that this Article 10 is applicable to such Award.

10.2  Performance Criteria.  If Restricted Stock, a Performance Award or an Other Stock Unit Award is subject to this Article 10, then the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels, or growth, of one or any combination of the following factors, or an objective formula that is determined at the time of the Award that is based on modified or unmodified calculations of one or any combination of the following factors: net sales; pretax income before or after allocation of corporate overhead and bonus; earnings per share; net income; division, group or corporate financial goals; return on stockholders’ equity; return on assets; attainment of strategic and operational initiatives; appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization (“EBITDA”); an adjusted formula of EBITDA determined by the Committee; economic value-added models; comparisons with various stock market indices; reductions in costs, and/or return on invested capital of the Company or any Affiliate, division or business unit of the Company for or within which the Participant is primarily employed. Such performance goals also may be based solely by reference to the Company’s performance or the performance of an Affiliate, division or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. Unless the Committee specifies otherwise when it sets the performance goals for an award, objective adjustments shall be made to any of the foregoing measures for items that will not properly reflect the Company’s financial performance for these purposes, such as the write-off of debt issuance costs, pre-opening and development costs, gain or loss from asset dispositions, asset or other impairment charges, litigation settlement costs, and other non-routine items that the Committee foresees may occur during the Performance Period. Also, unless the Committee determines otherwise in setting the performance goals for an Award, such performance goals shall be applied by excluding the impact of (a) restructurings, discontinued operations and charges for extraordinary items, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) a change in accounting standards required by generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

10.3  Adjustments.  Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock, Performance Award or Other Stock Unit Award that is subject to this Article 10, the Committee may adjust downward, but not upward, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or Disability of the Participant or the occurrence of a Change of Control.

10.4  Determination of Performance.  Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Restricted Stock, Performance Award or Other Stock Unit Award that is subject to this Article 10, the Committee shall certify in writing that the applicable performance goals have been achieved to the extent necessary for such Award to qualify as “performance based compensation” within the meaning of Section 162(m)(4)(C) of the Code.

10.5  Restrictions.  The Committee shall have the power to impose such other restrictions on Awards subject to this Article 10 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or which are not inconsistent with such requirements.
To the extent the terms of an Award subject to this Article 10 are inconsistent with the requirements set forth herein, such inconsistent terms shall be deemed amended to comply with Section 162(m) of the Code in the manner is most consistent with the pre-amendment terms.

ARTICLE XI
CHANGE OF CONTROL PROVISIONS

11.1  Impact of Change of Control.  The terms of any Award may provide in the Award Agreement evidencing the Award, or the Committee may determine in its discretion, that, upon a Change of Control of the Company, (a) Options and Stock Appreciation Rights outstanding as of the date of the Change of Control immediately vest and become exercisable in full or in part, (b) restrictions and deferral limitations on Restricted Stock lapse and the Restricted Stock becomes free of some or all restrictions and limitations and becomes partially or fully vested, (c) Performance Awards shall be considered to be earned and payable (either in full or pro-rata based on the portion of Performance Period completed as of the date of the Change of Control), and any deferral or other restriction shall lapse and such Performance Awards shall be immediately settled or distributed, (d) the restrictions and deferral limitations and other conditions applicable to any Other Stock Unit Awards or any other Awards shall lapse in full or in part, and such Other Stock Unit Awards or such other Awards shall become free of some or all restrictions, limitations or conditions and become partially or fully vested and transferable, and (e) such other additional benefits, changes or adjustments as the Committee deems appropriate shall apply, subject in each case to any terms and conditions contained in the Award Agreement evidencing such Award. Notwithstanding any other provision of the Plan, the Committee, in its discretion, may determine that, upon the occurrence of a Change of Control of the Company, (a) each Option and Stock Appreciation Right shall remain exercisable for only a limited period of time determined by the Committee (provided that they remain exercisable for at least 30 days after notice of such action is given to the Participants), or (b) each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and such Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change of Control over the exercise price per share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine. Notwithstanding the foregoing and the provisions of Section 11.2, the Committee will take no action that would subject any Participant to a penalty tax under Section 409A of the Code.

11.2  Assumption Upon Change of Control.  The terms of any Award Agreement may also provide that, if in the event of a Change of Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Share of Restricted Stock or Other Stock Unit Award, then each outstanding Option, Stock Appreciation Right, Share of Restricted Stock or Other Stock Unit Award shall not be accelerated as described in Sections 11.1(a), (b) and (d). For the purposes of this Section 11.2, an Option, Stock Appreciation Right, Share of Restricted Stock or Other Stock Unit Award shall be considered assumed or substituted for if following the Change of Control the award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award immediately prior to the Change of Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change of Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change of Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award or Other Stock Unit Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change of Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. Any assumption or substitution of an Incentive Stock Option will be made in a manner that will not be considered a “modification” under the provisions of Section 424(h)(3) of the Code. Notwithstanding the foregoing, an Award Agreement may provide that, in the event of a termination of a Participant’s employment in such successor company within a specified time period following such Change of Control, all or part of any such Award held by such Participant at the time of the Change of Control shall be accelerated as described in Sections 11.1(a), (b) and (d) above.

ARTICLE XII
GENERALLY APPLICABLE PROVISIONS

12.1  Amendment and Modification of the Plan.  The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by Applicable Law; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company’s stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend any provision of Section 5.3, (e) increase the maximum permissible term of any Option specified by Section 5.4, or (f) amend any provision of Section 3.2. In addition, no amendments to, or termination of, the Plan (other than by reason of the failure of stockholders to approve the Plan in the manner set forth in Section 13.12) shall in any way impair the rights of a Participant under any Award previously granted without such Participant’s consent.

12.2  Adjustments.  In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee, in its sole discretion, deems equitable or appropriate, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate in its sole discretion; provided, however, that the number of Shares subject to any Award shall always be a whole number. Where an adjustment under this Section 12.2 is made to an Incentive Stock Option, the adjustment will be made in a manner which will not be considered a “modification” under the provisions of Sections 409A or 424(h)(3) of the Code.

12.3  Transferability of Awards.  Except as provided below, no Award, and no Shares subject to Awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative. Notwithstanding the foregoing, to the extent that the Committee so authorizes in the Award Agreement or otherwise, an Award other than an Incentive Stock Option may be assigned, in whole or in part, during the Participant’s lifetime to one or more Family Members of the Participant. Rights under the assigned portion may be exercised by the Family Member(s) who acquire a proprietary interest in such Award pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Award immediately before such assignment and shall be set forth in such documents issued to the assignee as the Committee deems appropriate.

(a)  Designation of Beneficiary.  A Participant may file a written designation of a beneficiary who is to receive any Awards that remain unexercised in the event of the Participant’s death. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for the designation to be effective. The Participant may change such designation of beneficiary at any time by written notice to the Committee, subject to the above spousal consent requirement.

(b)  Effect of No Designation.  If a Participant dies and there is no beneficiary validly designated and living at the time of the Participant’s death, the Company will deliver such Participant’s Awards to the executor or administrator of his or her estate, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Awards to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(c)  Death of Spouse or Dissolution of Marriage.  If a Participant designates his or her spouse as beneficiary, that designation will be deemed automatically revoked if the Participant’s marriage is later dissolved. Similarly, any designation of a beneficiary will be deemed automatically revoked upon the death of the beneficiary if the beneficiary predeceases the Participant. Without limiting the generality of the preceding sentence, the interest in Awards of a spouse of a Participant who has predeceased the Participant or whose marriage has been dissolved will automatically pass to the Participant, and will not be transferable by such spouse in any manner, including but not limited to such spouse’s will, nor will any such interest pass under the laws of intestate succession.

12.4  Termination of Employment.  The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant’s Continuous Status as an Employee, Director, or Consultant ceases, whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant’s Continuous Status as an Employee, Director or Consultant will be determined by the Committee, which determination will be final.

12.5  Dividend Equivalents.  Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including any deferred Award) may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, cash, stock or other property dividends, or cash payments in amounts equivalent to stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested.
Notwithstanding the foregoing, Dividend Equivalents credited in connection with Awards subject to Section 10 of the Plan shall be subject to the same restrictions and risks of forfeiture as the Awards with respect to which such Dividend Equivalents have been credited.

ARTICLE XIII
MISCELLANEOUS

13.1  Tax Withholding.  The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or to the Participant’s executors, administrators, guardian, beneficiary, or legal representative, or Family Members) (any such person, a “Payee”) net of any applicable Federal, State and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Rights, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award, or (e) any other event occurring pursuant to the Plan. The Company or any Affiliate shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes. If the Payee shall fail to make such tax payments as are required, the Company or its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value) that have been owned for a period of at least six months (or such other period to avoid accounting charges against the Company’s earnings), or by directing the Company to retain Shares (up to the employee’s minimum required tax withholding rate) otherwise deliverable in connection with the Award. If Shares acquired upon exercise of any Incentive Stock Option are disposed of in a disposition that, under Section 422 of the Code, disqualifies the holder from the application of Section 421(a) of the Code, the holder of the Shares immediately before the disposition will comply with any requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it is entitled in such event.

13.2  Right of Discharge Reserved; Claims to Awards.  Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee, Consultant or Director the right to continue in the employment or service of the Company or any Affiliate or affect any right that the Company or any Affiliate may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee, Consultant or Director at any time for any reason. The Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

13.3  Prospective Recipient.  The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument evidencing the Award and delivered a copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

13.4  Cancellation of Award.  Notwithstanding anything to the contrary contained herein, all outstanding Awards granted to any Participant may be canceled in the discretion of the Committee if the Participant’s Continuous Status as an Employee, Director or Consultant is terminated for Cause, or if, after the termination of the Participant’s Continuous Status as an Employee, Director, or Consultant, the Committee determines that Cause existed before such termination.

13.5  Stop Transfer Orders.  All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the provisions of this Plan, the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.6  Nature of Payments.  All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Affiliate, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan and any Stock Appreciation Rights constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under Applicable Law, as compensation for purposes of any of the employee benefit plans of the Company or any Affiliate except as may be determined by the Committee or by the Board or board of directors of the applicable Affiliate.

13.7  Other Plans.  Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.8  Severability.  If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

13.9  Construction.  All references in the Plan to “Section,” “Sections,” or “Article” are intended to refer to the Section, Sections or Article, as the case may be, of the Plan. As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

13.10  Unfunded Status of the Plan.  The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.11  Governing Law.  The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed accordingly.

13.12  Effective Date of Plan; Termination of Plan.  The Plan shall be effective ~~on~~
as of
 April ~~24, 2007,~~
26, 2011,
 subject to the approval of the Plan, within 12 months thereafter, by affirmative votes representing a majority of the votes cast under Applicable Laws at a duly constituted meeting of the stockholders of the Company. ~~After the adoption of this Plan by the Board, Awards may be made, but all such Awards shall be subject to stockholder approval of this Plan in accordance with the first sentence of this Section 13.12, and no Options or Stock Appreciation Rights may be exercised prior to such stockholder approval of the Plan.~~
Notwithstanding any other provision of the Plan to the contrary, if stockholders of the Company do not approve the Plan, the Plan shall be void and null ab initio and the Original Plan shall continue in full force and effect.
If the stockholders
of the Company
do not approve ~~this~~
the
 Plan in the manner set forth ~~in the first sentence of this Section 13.12, this Plan, and~~
herein,
 all Awards granted ~~hereunder, shall be null and void and of no effect.~~
under the Plan shall be subject to the terms of the Original Plan. If the Company’s stockholders approve the Plan as set forth above,
Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan (unless the Board sooner suspends or terminates the Plan under Section 12.1), on which date the Plan will expire except as to Awards then outstanding under the Plan~~. Notwithstanding~~
(which Awards shall remain in effect until they have been exercised or terminated, or have expired). Assuming approval by the stockholders of the Plan and notwithstanding the foregoing, unless affirmative votes representing a majority of the votes cast under Applicable Laws approve the continuation of Article 10 at the first duly constituted meeting of the stockholders of the Company that occurs in the fifth year following the effective date of ~~this~~
the
 Plan, no Awards other than Options or Stock Appreciation Rights, or Restricted Stock that is not intended to satisfy the requirements of Article 10, shall be made to Covered Employees following the date of such meeting. ~~Except as set forth in the third sentence of this Section 13.12, outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired~~.

13.13  Foreign Employees.  Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.

13.14  ~~Effect on~~ Prior Plans.  ~~On the~~
Upon
 approval of ~~this~~
the Original
 Plan by the
Company’s
stockholders ~~of the Company in the manner set forth in Section 13.12,~~
on June 19, 2007,
 the Prior Plans ~~shall be~~
were automatically
 cancelled
, effective as of April 24, 2007 (the effective date of the Original Plan), and no further grants or awards ~~shall~~
could thereafter
 be made under the Prior Plans. Grants and awards made under the Prior Plans before the date of such cancellation, however, shall continue in effect in accordance with their terms.

13.15  Other Company Compensation Plans.  Shares available for Awards under the Plan may be used by the Company as a form of payment of compensation under other Company compensation plans, whether or not existing on the date hereof. To the extent any Shares are used as such by the Company, such Shares will reduce the then number of Shares available under Article 3 of the Plan for future Awards.

13.16  Captions.  The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

Important Notice Regarding Availability of Proxy Materials
for the 2011 Annual Meeting of Stockholders to be Held on June 14, 2011
The Notice of Annual Meeting and Proxy Statement, and the Annual Report to Shareholders, are available to stockholders at http://www.edocumentview.com/BGFV.
PROXY --BIG 5 SPORTING GOODS CORPORATION
PROXY FOR 2011 ANNUAL MEETING OF STOCKHOLDERS
The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Big 5 Sporting Goods Corporation (the “Company”) and the accompanying Proxy Statement relating to the above-referenced Annual Meeting, and hereby appoints Steven G. Miller, Barry D. Emerson and Luke D. Thompson, or any of them, with full power of substitution and resubstitution in each, as attorneys and proxies of the undersigned.
Said proxies are hereby given authority to vote all shares of common stock of the Company which the undersigned may be entitled to vote at the 2011 Annual Meeting of Stockholders of the Company and at any and all adjournments or postponements thereof on behalf of the undersigned on the matters set forth on the reverse side hereof and in the manner designated thereon.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND WHEN PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THIS PROXY. IF NO DIRECTION IS MADE, THE PROXIES ARE AUTHORIZED TO VOTE: “FOR” THE ELECTION OF THE ABOVE-LISTED NOMINEES OR SUCH SUBSTITUTE NOMINEE(S) FOR DIRECTORS AS THE BOARD OF DIRECTORS OF THE COMPANY SHALL SELECT; “FOR” THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS; IN FAVOR OF FUTURE VOTES ON EXECUTIVE COMPENSATION EVERY “ONE YEAR”; “FOR” THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2007 EQUITY AND PERFORMANCE INCENTIVE PLAN; AND “FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS FOR FISCAL YEAR 2011. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXIES TO VOTE AS TO ANY OTHER MATTER THAT IS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING THAT THE BOARD OF DIRECTORS DID NOT HAVE NOTICE OF PRIOR TO MARCH 19, 2011.
PLEASE DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.
          (See reverse side)

Please mark votes as in this example:	[X]
               FOLD AND DETACH HERE

A. Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 4 and 5. With respect to Proposal 3, the Board of Directors recommends a vote to conduct an advisory vote on executive compensation every year.
1.    Election of Two Class C Directors:

	For	Withhold		For	Withhold

01 – Jennifer H. Dunbar	☐	☐	02 – Steven G. Miller	☐	☐
2.    Approval of the compensation of the Company’s named executive officers as described in the proxy statement.

For	Against	Abstain

☐	☐	☐
3.    The recommendation to conduct the Company’s advisory vote on executive compensation every one, two or three years.

1 Year	2 Years	3 Years	Abstain

☐	☐	☐	☐
4.    Approval of the Amendment and Restatement of the Company’s 2007 Equity and Performance Incentive Plan.

For	Against	Abstain

☐	☐	☐
5.    Ratification of Appointment of Deloitte & Touche LLP as Independent Auditors for Fiscal Year 2011.

For	Against	Abstain

☐	☐	☐

B Non-Voting Items
Change of Address – Please Print new address below

C.  Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below
Note: Please date and sign exactly as your name(s) appear on this proxy card. If shares are registered in more than one name, all such persons should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating his or her title. When signing as attorney, executor, administrator, trustee or guardian, please sign in your official capacity and give your full title as such. If a partnership, please sign in the partnership name by an authorized person.

Date (mm/dd/yyyy) – Please print date below	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
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